UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10303

Buffalo Funds

(Exact name of registrant as specified in charter)

5420 W. 61st Place

Shawnee Mission, KS 66205

(Address of principal executive offices) (Zip code)

Kent W. Gasaway

5420 W. 61st Place

Shawnee Mission, KS 66205

(Name and address of agent for service)

(913) 677-7778

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2013

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

    Message to Our Shareholders

W

ith considerable help from the Federal Reserve, the equity market has climbed a wall of worry over the past 12 months. Fed chairman Ben Bernanke would never admit it, but the target of their zero interest rate policy and quantitative easing was not only housing, but the stock market as well. For the average American household, their home and retirement savings are their largest assets. When they are appreciating, consumers feel better about spending. When consumers are spending, businesses feel better about hiring. It’s a virtuous cycle that has taken a long time to rekindle, but it appears to us that it is finally working. Leading indicators such as initial unemployment claims and continuing claims have fallen substantially and are nearing levels that in 2004 (the last “jobless” recovery) foretold a much improved job market. Other reasons for optimism on the U.S. economy include a housing recovery that is really gaining steam, a budding U.S. manufacturing renaissance, growing U.S. energy production, strong auto sales, a healthy agricultural market and a continuing boom in technology entrepreneurship.

As a result, the stock market appears to have entered a period that we might describe as the “perfect storm”. The market has picked up on the potential stronger U.S. economy and therefore is willing to pay forward for higher potential earnings to come. At the same time the Fed has made bonds so unattractive that many stocks appear to be superior investments based on dividends.

Conversely, we believe the long bull run for bonds is about to end. If we get better job growth the next six months the unemployment rate could drop below 7%. The Fed has targeted a 6.5% unemployment rate as the level they will pull back on quantitative easing. However, we believe the bond market will move well ahead of the Federal Reserve. As this takes place the bond market may hit an air pocket with rates rising quicker and higher than investors expect. We believe 3-30 year Treasury rates could rise 150 basis points in a short period of time as the bond market transitions from artificial (Fed induced) to true market based levels. This could cause some short term consternation in the stock market, but we believe it would be short lived. Unless we see a meaningful pick-up in inflation (particularly in wages), Fed tightening is likely to be gradual and subdued. We believe this would increase the likelihood of an extended economic cycle and further appreciation in stocks in coming years.

Thus, we are excited about the prospects for stocks and the Buffalo Funds in 2013 and beyond. Our assets under management are at an all-time high (over $6 billion at 03/31/13). We are adding to our research staff and continue to find great new growth and income ideas for our various Funds. As always, we appreciate your trust in our management teams and our organization. We will continue to work diligently to meet your needs and goals.

Sincerely,

Kent W. Gasaway

President

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The Prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds. com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

The Buffalo Funds are distributed by Quasar Distributors, LLC.

    Portfolio Management Review

Buffalo Discovery Fund

In our quest for companies that can generate growth through innovative business products, ideas and solutions, we look to every sector and market capitalization for contenders. Over the trailing 12 months ending March 31, 2013, the Buffalo Discovery Fund did a good job of finding those companies and returning a positive 8.46% for our investors. It is a little disappointing that we underperformed the benchmark Russell 3000 Growth Index during that period as it returned 10.42%, but we would remind investors that a benchmark is not our guide to portfolio construction, it is simply a tool. As active managers with a highly focused strategy and mandate, we are typically indifferent to benchmark construction and allocation.

Not surprisingly, the biggest return for the Fund came from the Healthcare sector which generally led the market during the period. We have long found this sector to be rich in innovative companies, so we typically overweight the sector, in this period by over 100%. The top contributor for the trailing 12 months was Healthcare stock Gilead Sciences. The company continues to attract attention due to its differentiated Hepatitis C drug pipeline which we anticipate could drive earnings growth in excess of expectations starting in 2014. Align Technology and athenahealth also contributed to the strong Healthcare returns as both companies continued to grow market share with their unique product offerings in a hot healthcare environment.

While the Fund is generally overweight in Information Technology sector stocks owing to the innovative nature of those companies, the last four quarters were a difficult period for tech stocks in general as it was the only sector in the benchmark with negative returns, and our overweight dragged on performance. This is a sector with sizeable international exposure, something that was shunned in the period, and it is largely a discretionary expenditure that consumers can adjust up or down depending on their confidence in macroeconomic conditions. Meanwhile, the market preferred stable cash generation that’s paid out as dividends in a growth-challenged world.

Two companies accounted for the entire underperformance in that sector: Rovi and Apple. Rovi became tangled in patent disputes and failed to live up to our investment thesis. We exited the position when we lost faith in management’s ability to right the ship. Apple’s famous growth story has become more challenging to sustain and grow and the stock suffers if investors see anything short of stellar revenue. We believe the company is a poster-child for innovation and, despite its size, still holds the potential for further market expansion. Despite its negative returns in the period, the underweight of Apple relative to the benchmark actually contributed to positive allocation effect for the Fund.

We are optimistic that our investment approach, finding companies that benefit from the development, advancement, or commercial application of innovative strategies, will continue to lead us to growth opportunities grounded in the Buffalo Funds long-term trends. While we anticipate that growth will continue at a subdued rate, we believe there are companies positioned to grow through competitive advantage and creative directions. We continue to seek out these companies to add to our portfolio when market conditions create buying opportunities.

Buffalo Dividend Focus Fund

The Buffalo Dividend Focus Fund was launched on 12/03/2012. The following is a review of the first quarter performance for the Fund since the Fund was not open for a full twelve months as of 3/31/2013.

While we are not proud of underperforming the benchmark by over five percentage points in the first quarter, we would like to mention that we see investing as a marathon – not a sprint. The underperformance had little to do with stock picking and more to do with a cash position that averaged 42% during the quarter. The cash position has since been whittled down materially and we don’t expect to see cash that high again. It was purely a function of the Fund being new and getting the money invested.

From a stock picking perspective, we did fairly well in the first quarter relative to the benchmark. Our top relative sector contributors to Fund performance included Information Technology, Consumer Staples, and Financials while top relative sector detractors were Energy, Health Care, and Materials.

Information Technology: In the IT space we were significantly underweight a sector that was the worst performing sector in the benchmark. Coupling the underweight with superior relative stock selection in the sector and the Information Technology space was kind to us in the first quarter relative to the benchmark. Notable contributors included Paychex, Microsoft, and Intel.

Consumer Staples: In Consumer Staples we were slightly underweight the second best performing sector in the bench-mark. However, we had superior relative stock selection. Notable contributors included Pinnacle Foods, General Mills, and Clorox.

Financials: In Financials we were significantly underweight a sector that performed roughly in line with the broader S&P 500 benchmark. However, once again, we exhibited superior relative stock selection in the sector. Notable contributors included Arthur J. Gallagher, AllianceBernstein Holdings, and Artisan Partners Management.

    Portfolio Management Review

(Continued)

Buffalo Flexible Income Fund

For the twelve months ended 3/31/13, the Buffalo Flexible Income Fund returned 12.96%. During the same time period the S&P 500 returned 13.96% and the Bank of America Merrill Lynch High Yield Master II returned 13.05%. Additionally, the fund’s peer group, the Lipper Mixed Asset Target Allocation Moderate Funds Index returned 9.27% during the 12 months ended 3/31/13.

Equity

During the fiscal year ended March 31, 2013, the equity portion of the portfolio returned 20.00% compared to 13.96% for the S&P 500 Index. The primary sectors that led to the outperformance were the energy and consumer staples sectors. The energy sector positively impacted performance primarily due to security selection. Within the energy sector, refiners and MLPs were the primary drivers behind the outperformance. The outperformance within the consumer staples segment reflects the Funds overweight position in the sector relative to the benchmark as well as security selection. The consumer staples segment has been positively impacted by the arrival of income investors searching for low volatility business models that have exhibited reliable dividends.

Fixed income

For the fiscal year March 31, 2013, the fixed income portion of the portfolio returned 12.20% compared to 13.05% for the Bank of America Merrill Lynch High Yield Master II Index. The underperformance primarily reflects the conservative nature of the portfolio. The portfolio is primarily focused on the higher quality credits within the High Yield space which we define as Single B and better. Over the past 12 months the CCC part of the market, which we view as the riskiest, has performed the best as more and more investors reach for yield. The sector with the largest contribution to fixed income returns over the past 12 months was media and the largest driver behind that was security selection (Lions Gate Entertainment converts). The sector that provided the largest detraction from returns was basic industry which was primarily due to poor security selection (Molycorp converts).

Buffalo Growth Fund

The first quarter of 2013 saw limited growth in international markets while U.S. markets showed signs of continuing recovery and strength. With the Buffalo Growth Fund focused on U.S. companies that can generate substantial revenue from expansion into international markets, this economic backdrop was not ideal for strong returns. For the trailing 12-month period ending March 31, 2013 the Fund did generate positive absolute returns of 6.20%, but underperformed the benchmark Russell 1000 Growth Index which returned 10.09%.

The stronger growth domestically was an acute headwind for the Growth Fund in the Consumer Discretionary sector. Many of the best performing components of the sector, such as homebuilders and cable & media companies, have limited to no exposure to international growth. In addition, Abercrombie & Fitch, Electronic Arts, and Gentex each had specific issues that added to the underperformance. Abercrombie & Fitch reduced international store growth expectations in the face of weakening comparable store sales and announced plans to reduce domestic stores. Electronic Arts rollout of Star Wars, a multiplayer online game, saw disappointing uptake. Gentex’s growth stalled when auto makers shifted away from placing rear camera displays inside the rearview mirror in favor of placement in the center console. In each case, these companies held an attractive risk/reward payoff when we initiated positions. We believe that this discipline will yield positive results over long term time horizons, but the Fund is not immune to unlucky outcomes of uncertain events and the havoc those outcomes play on short term results.

On an absolute basis, the Healthcare sector was the standout in the trailing 12 months. Long-time holding Align Technology overcame a brief downturn in the fourth quarter of 2012 to come in as the third highest contributor for the Fund during the period. The company continues to capture market share for its proprietary Invisalign dental appliances. This company has been a strong secular grower for the Fund and we believe it will continue to capture growth through international expansion.

Apple, the most heavily weighted stock in the portfolio, continued to be a drag on performance as the stock slipped throughout the period. Perhaps the most closely watched stock in the Information Technology sector, Apple’s growth slowed during the period, but only relative to its 46% compound annual growth rate of the previous two years. We believe that Apple remains a premier company and an innovation leader. We believe the stock’s decline in the last few months has de-risked the story and set up a very attractive price for its growth prospects. As of the end of the first quarter, Apple was a top-five holding in the Fund.

As we look ahead, we continue to see stable but subdued growth prospects. The sluggish global growth environment has led us to favor companies where international growth is in the earlier stages and less dependent on the cyclicality of global growth. These companies are more dependent upon expanding international penetration than global GDP growth. As always, we are looking for companies growing both domestically and internationally and we feel confident in the long-term growth prospects of our holdings. We believe these companies have come through the U.S. recession stronger, leaner, and more productive, positioning them to penetrate foreign markets wherever and whenever they see opportunity. As global markets continue to expand, we believe the Buffalo Growth Fund should benefit from the growth of these U.S. companies.

Buffalo High Yield Fund

The Buffalo High Yield Fund returned 8.20% for the fiscal year ended March 31, 2013. During the period, the Fund underperformed by 485 basis points our primary benchmark, the BofA Merrill Lynch High Yield Master II Index, which had a return of 13.05% during the comparable period. The primary reasons for our underperformance relative to the index include: include contributions from our holdings of straight corporate bonds, preferreds, convertibles, common stocks, and our cash holdings. The Fund’s holdings of convertible preferreds outperformed the Index.

A more detailed look at the portfolio demonstrates how the performance was generated:

	APPROXIMATE WEIGHTING RANGE		APPROXIMATE ASSET CLASS RETURN
	LOW	HIGH
Straight corporates	60%	70%	9
Convertibles	9	13	11
Preferred stock	1	1	5
Convertible preferreds	3	4	30
Common stocks	3	4	9
Cash	9	24	0

Total			8

Primary contributors to the straight corporate bond portfolio included United Refining 10.5%, Lions Gate Entertainment 10.25%, Acadia Healthcare 12.875%, and Suburban Propane 7.375%. These bonds were among the larger weightings in the portfolio, and all generated significant interest income and capital appreciation in the midst of the strong overall upward movement of the high yield market. Securities that underperformed in this asset class include Education Management 8.75% and Supervalu 8%.

Within the convertible bond portfolio, Lions Gate 4%, General Cable 4.5%, Amylin 3%, and Wesco 6% were the largest contributors to the class’s return. The underlying equities of many of our holdings in this class are concurrently owned in the Buffalo equity Funds. There were no securities in this asset class that detracted meaningfully from the Fund’s performance.

Within the preferred and convertible preferred portfolio, Boston Private Financial 4.875%, AMG Capital 5.1%, and Healthsouth 6.5% generated positive returns, as this asset class generated returns well above the Index. There were no securities in this asset class that detracted meaningfully from the Fund’s performance.

Within the common stock segment of the portfolio, names that contributed most positively to performance include

Abbott Labs and Kraft Foods (both of which split into separately-traded public companies during the year. Our holdings of WMS and Roundy’s served as a drag on performance.

In the midst of investor appetite for yield in the low-rate environment, the high yield market has been trading at elevated levels for much of the past three years. This dynamic continued to persist at the end of the fiscal year. Much of the Fund’s underperformance relative to its Index reflects our cautious stance in the midst of these inflated market levels, combined with significant uncertainty in global markets around factors such as: (i) continued mixed signs about the health of the U.S. economy and job market; (ii) the direction of U.S. fiscal policy in the current Congress; (iii) the ultimate duration of the Fed’s accommodative monetary policies; and (iv) the ongoing sovereign debt crisis in Europe. Our allocation of a portion of the Fund into common stocks and other securities with equity-like exposure reflects our belief that equities are undervalued relative to highly-speculative and richly valued CCC-rated bonds, and offer a more attractive risk/reward trade-off. We believe these securities could contribute meaningfully to performance in coming periods.

Buffalo International Fund

Looking at global markets over the past 12 months, it was quite a fun and wild ride. Europe swung between risk on and risk off throughout the period with no clear resolution to its underlying fiscal issues. China, though it maintained an enviable GDP growth rate, slowed considerably, causing ripples of fear and consternation among its vast network of trading partners. Toward the end of the period, quantitative easing in Japan and fresh bail-out talks for Cyprus provided reminders that global economies remain fragile and central banks are doing what they can to encourage “animal spirits.”

Despite a fair amount of uncertainty, the Buffalo International Fund posted a respectable 8.44% return for the 12 months ending March 31, 2013, slightly besting our benchmark MSCI AC World (ex. U.S.) Index which ended the period up 8.36%.

The Fund’s gains were broadly based, ranging from strong Consumer Staples to Financials to Healthcare sectors. The Consumer Staples sector, the most heavily weighted in the Fund, generated close to 400 basis points of returns in the period. Stocks of particular interest in that sector included Diageo, Henkel AG, and KWS Saat. While none of these companies had unusual positive surprises, they represented companies with growth and stability characteristics that investors seemed to crave in this environment.

The leading contributor for the 12-month period was Bayer AG. Bayer benefited not only from an attractive valuation and dividend yield, but also from a few positives with

    Portfolio Management Review

(Continued)

its drug pipeline: Xarelto was approved in Europe for pulmonary embolism and deep vein thrombosis, Eylea was launched for wet age-related macular degeneration, Stivarga was launched for advanced colorectal cancer, and Riociguat and Alpharadin were submitted for approval.

The Fund was also held back by the unusually high cash weighting during the period as it merged with the Buffalo China Fund in the first quarter. We have been trimming our China exposure as well as experiencing inflows into the Fund, resulting in higher cash levels. We continue to look for appropriate stocks to put that money to work.

While the world is still beset by slow growth, central banks are continuing with their easy money policies, and with little overt inflation, we feel this easy and cheap money should continue to benefit all asset classes. While we don’t subscribe to the “buy anything and everything” approach in this environment, we will continue to look for stocks that we think represent the best risk/reward opportunities.

Buffalo Large Cap Fund

For some time we have communicated our belief that equities offer the opportunity for better returns than fixed income investments given the low bond yields. Nevertheless, since the Great Recession, equity mutual funds have seen outflows every year, driven by domestic equities, while fixed income mutual funds have seen inflows every year. In the first quarter of 2013 equity mutual funds, including domestic as well as world equity funds, saw inflows on par with fixed income mutual funds. We are encouraged by this data and believe that valuation supports a rotation into equities. We also see the U.S economy as a leader of global economic acceleration, with the U.S. housing market and labor market as two areas of strength, both with the potential for a ripple effect.

During 2012, we refined our process in an effort to improve the quality of the holdings, help limited the downside and reduced the volatility of the Fund. The four key characteristics of the names in the Buffalo Large Cap Fund are as follows:

1.	The company has a leadership position (a market share taker) in an attractive market with limited competition.

2.	The company’s products or services are value added.

3.	The company has a growth opportunity in North America.

4.	The company has a history of delivering a compelling return on invested capital and that pattern is expected to continue into the future.

While the Fund is still early in this transition, we believe that the adjustments we made are having their intended effect.

The Russell 1000 Growth Index returned 10.09% in the trailing 12 months ending March 31, 2013 while the Buffalo Large Cap Fund appreciated 9.17%. The majority of the underperformance relative to the benchmark was driven by stock selection, primarily in the Consumer Discretionary sector, and to a lesser extent the Financial and Energy sectors. This negative stock selection effect was partially offset with strong stock selection in the Materials sector and positive allocation effect in the Financial and Healthcare holdings, two sectors that returned over 20% in the year and both of which the Fund is overweight.

Looking closer at stock selection, the Fund’s performance within the Consumer Discretionary sector was hurt by two mid-size retailers, Abercrombie & Fitch and Deckers. The Fund exited both names mid year as they did not meet the criteria outlined above. Namely, neither company was felt to have a compelling growth opportunity in North America nor did we endorse their ability to deliver compelling returns on invested capital. Within the Energy sector, our exposure to oil and gas equipment and services providers, specifically Schlumberger and Baker Hughes hurt performance as these companies had downward earnings revision as a result of weak performance in North America driven by historically low natural gas prices. We did exit Baker Hughes in the year and added to Schlumberger. Although Baker Hughes traded at a lower multiple, we have concerns about management’s ability to execute and consequently to gain share. Schlumberger on the other hand is a top operator in the industry and we believe the company is more than likely to outgrow its peers over the long term both in North America and internationally. Finally, our Financial stock selection was hurt by JP Morgan which underperformed other Financials as a result of a large trading loss during the year. We continue to like the name and believe the company is well positioned to benefit from accelerating global economic growth as well as rising interest rates. The offsetting positive stock selection effect was from the overweighting of Monsanto. Many Materials companies were hurt by slowing growth in China; however Monsanto was propelled higher by its innovation in crop science. This technology has enabled the company to take share and raise prices as result of the value their seed delivers to the farmer. Monsanto was a top-three contributor to the Fund during the year.

Two other top contributors in the year were Gilead and eBay. Gilead continues to attract attention due to its differentiated Hepatitis C drug pipeline which should drive earnings growth in excess of expectations starting in 2014. eBay saw growth ahead of expectations in both its online marketplace and payment businesses. The top detractors in the period were two technology names NetApp and Juniper, as well as the Consumer Discretionary holding, Deckers which was previously discussed. NetApp, a storage solution provider, saw growth slow as a result of increasing competition from EMC as well as slower overall growth in enterprise spending. With a strong management, new product cycle, and attractive valuation we continue to hold the name. Juniper was hurt by less than expected investment in communication infrastructure by service providers as well as a loss of share in security due to heightened competition. While the stock has been challenging, the company is a key beneficiary of the proliferation of mobile digital devices, a long-term growth trend with much potential still ahead and we continue to hold the name.

We ended fiscal 2013 with 41 names in the Fund, exiting ten of the Fund’s positions and adding 14 new equities during the course of the year. The overall impetus behind the changes was to improve the quality of the holdings, focus on less cyclical companies with sustainable growth stories that include growth in North America, and buy these companies at attractive valuations. While we still believe that emerging markets offer great potential in the intermediate to long term, we prefer to access this potential by investing in companies that also offer a growth opportunity in North America, the market we are most familiar with and also the region that is likely to lead an overall acceleration of global GDP. In addition, these geographically diverse companies should deliver more consistent returns over the long term, in my opinion. The Buffalo Growth Funds were founded on the historical observation that secular growth companies deliver superior returns over the intermediate to long term. The Buffalo Large Cap Fund is comprised of what we consider high-quality, secular growth companies with reasonable valuations.

Buffalo Micro Cap Fund

For the 12-month period ending March 31, 2013, the Buffalo Micro Cap Fund returned a very respectable 18.36%, easily outperforming the benchmark Russell Microcap Growth Index which had a return of 13.80%.

While a number of things went right for the Fund during the period, with only the Materials sector posting negative returns, by far the biggest contributor to both absolute and relative performance was the Information Technology sector where the Fund has a material overweight position versus the benchmark. We have found a number of strong, early-stage growth opportunities in this sector, and they have paid off handsomely for the Fund. Four of the Fund’s top five contributors over the past year have been Information Technology constituents. Chief among these was Stratasys, a stock we have held for some time, which benefited from increasing awareness and demand for 3D printing. The company also benefited from its transformational combination with privately held 3D printer manufacturer Objet.

While the Healthcare and Consumer Staples sectors provided nice returns for the Fund, our underweight to the benchmark held back relative performance. Nonetheless, Healthcare stocks such as Align Technology and National Research Corporation reported strong results during the year in a in a sector that generally led the market during this time period. Align, the leading manufacturer of clear aligners for straightening teeth, continued to benefit from the global adoption of their patented solution instead of traditional wire and bracket braces. In terms of National Research, the company has been transitioning to more of a subscription-based business model, which enables better revenue and earnings visibility. Additionally, and perhaps more importantly, the company witnessed increasing demand for its patient survey products due to increasing data requirements from the Affordable Care Act.

Another significant contribution to relative performance came from the Fund’s lack of exposure to the Energy sector, the only sector to post negative returns for the benchmark. We typically avoid investing in the type of cyclical stocks found in this sector and during a rough period for Energy stocks such as the one we have seen, the strategy paid off for the Fund.

The Fund posted strong absolute and relative returns for the year and as we look forward it looks as if the market could be poised for further gains. The Federal Reserve’s open ended quantitative easing program appears to be stimulating the equity markets at the same time housing, employment, manufacturing and domestic energy production are also improving and/or enhancing domestic economic growth. Despite our optimistic outlook, we also expect periods of downside volatility that are similar to what we have experienced over the past several years. Additionally, we will continue to be proactive in our discovery and research of early-stage growth companies in order to take advantage of any market weakness. We remain excited about the growth potential of the companies in the portfolio, as well as potential new investments we are evaluating, and will continue to work diligently to provide our investors with an opportunity for attractive rates of long-term capital appreciation.

Buffalo Mid Cap Fund

The 12 months ended March 31, 2013 were a disappointing period for the Buffalo Mid Cap Fund. The Fund returned 4.67% in the period compared to 12.76% for the Russell Midcap Growth Index. The Fund outperformed the benchmark in only one quarter out of the last four. While we

    Portfolio Management Review

(Continued)

believe that our strategy remains sound, we have to admit disappointment and frustration with the recent returns. At a time when the markets were so strong, we basically missed on many of our stocks, which generated positive returns, but not to the extent of those in the benchmark. At times we had very strong performance from some of our stocks, but they always seemed to be held back by equally strong — or stronger — negative returns from a few stocks. With few exceptions, we continue to maintain our conviction in our holdings and are patiently waiting for them to generate the returns that we believe they are capable of.

Most of the poor stock selection in the past 12 months was concentrated in the Information Technology and Consumer Discretionary sectors. Four of the five worst-performing stocks in the Fund were from one of these sectors. Rovi Corporation resulted in nearly 200 basis points of underperformance. The company was plagued by patent disputes that affected critical technology agreements and threatened the basics of their business model. We sold it out of the portfolio, but not before it exacted a toll. VeriFone, another technology stock, slipped in the first quarter of 2013 when earnings missed badly and the company’s management came into question, ultimately resulting in the replacement of its CEO. We believe the long-term outlook for the company is favorable and we continue to hold the stock.

Underperformers in the Consumer Discretionary sector included Deckers Outdoor (maker of iconic Uggs footwear) and Gentex Corporation, a manufacturer of mirror-embedded rear-view cameras. The former was hurt in the period by a slowing of demand for its products. Gentex stock, which we have held in the Fund because of the increasing safety and electronics content in vehicles, suffered as the company lost customers to competitor products in one application. The stock has started to recover and is up 26% calendar year to date.

Adding to the performance woes, the Fund underweighted the Healthcare sector, one of the strongest sectors in the period, and over-weighted the Information Technology sector, the only sector to generate negative returns for the 12-month period.

We continue to believe in our investment process and in the fundamentals of the companies in the portfolio. We are diligently analyzing the quality and growth prospects of each stock we own in the Fund and searching for additional high-quality mid-cap stocks to add. We understand the frustration our shareholders feel because we feel it keenly ourselves. We are grateful for your trust in our management and hope that when we report to you next year it will be with news of benchmark-beating returns.

Buffalo Small Cap Fund

Following some rough periods of underperformance for the Buffalo Small Cap Fund, it is with great satisfaction that we report that for the 12 months ending March 31, 2013 the Fund outperformed its benchmark, the Russell 2000 Growth Index. The Fund returned 15.02% in the period and the Index returned 14.52%. As managers, we feel that our diligent efforts to hone the quality and growth prospects of the Fund were right on target and give us confidence in our strategy and trend-based selection process.

The Healthcare sector gets most of the credit for the strong performance with Align Technology and athenahealth contributing most of the gains in that sector. Align Technology has been held by the Fund for years and has consistently shown capacity for long-term growth with its unique Invisalign clear orthodontic appliances. The company continues to capture market share with teens and clear aligners are still in their infancy stage for adoption and growth outside the U.S. For athenahealth, a provider of medical practice management software, overall increased physician subscription for their products and greater penetration of new products within existing customer practices helped drive near 30% revenue growth.

Close behind the Healthcare sector was Information Technology, which contributed 270 basis points of outperformance during the trailing 12 months. One of the top contributors in this space during the period was Stratasys, which benefited from the growing demand for 3D printing. The company also saw a boost when it acquired privately held competitor Objet.

On the margin we have been positioning the Fund to benefit from a stronger U.S. economy in the latter half of 2013 and 2014. Therefore, we have tilted a bit more domestic and/or a bit more growth cyclical in our new purchases. We are excited about the new names added to the Fund and look forward to giving you more information about them in future reports.

Sincerely,

John C. Kornitzer President, KCM	Kent W. Gasaway Sr. Vice President, KCM

Robert Male Sr. Vice President, KCM	Grant P. Sarris Sr. Vice President, KCM

William J. Kornitzer III Sr. Vice President, KCM

GDP	= Gross Domestic Product

A basis point is one hundredth of a percentage point (0.01%)

    Investment Results

Total Returns as of March 31, 2013

			AVERAGE ANNUAL
	GROSS EXPENSE RATIO*	THREE MONTHS	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION

Buffalo Discovery Fund (inception date 4/16/01)	1.02%	8.58%	8.46%	12.35%	14.32%	7.18%
Russell 3000 Growth Index	N/A	9.82%	10.42%	7.44%	8.84%	4.20%
Lipper Multi-Cap Growth Funds Index	N/A	9.77%	9.65%	6.04%	9.16%	3.81%

Buffalo Dividend Focus Fund (inception date 12/03/12)	0.97%	5.55%	N/A	N/A	N/A	5.65%	***
S&P 500 Index	N/A	10.61%	N/A	N/A	N/A	12.14%	***

Buffalo Flexible Income Fund (inception date 8/12/94)	1.03%	7.69%	12.96%	7.24%	10.30%	7.59%
S&P 500 Index**	N/A	10.61%	13.96%	5.81%	8.53%	8.83%
Bank of America Merrill Lynch High Yield Master Index II	N/A	2.87%	13.05%	11.19%	9.81%	7.95%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	5.16%	9.27%	4.62%	6.90%	7.07%

Buffalo Growth Fund (inception date 5/19/95)	0.93%	7.62%	6.20%	8.10%	9.84%	9.18%
Russell 1000 Growth Index	N/A	9.54%	10.09%	7.30%	8.62%	7.47%
Lipper Large Cap Growth Funds Index	N/A	8.17%	7.04%	5.09%	7.40%	6.37%

Buffalo High Yield Fund (inception date 5/19/95)	1.03%	3.28%	8.20%	9.20%	7.81%	7.87%
Bank of America Merrill Lynch High Yield Master Index II	N/A	2.87%	13.05%	11.19%	9.81%	7.95%
Lipper High Yield Bond Funds Index	N/A	3.08%	12.50%	9.16%	8.57%	6.38%

Buffalo International Fund (inception date 9/28/07)	1.15%	4.26%	8.44%	2.53%	N/A	1.09%
MSCI AC World (ex U.S.) Index	N/A	3.17%	8.36%	-0.39%	N/A	-2.20%
Lipper International Funds Index	N/A	3.85%	10.44%	-0.12%	N/A	-2.07%

Buffalo Large Cap Fund (inception date 5/19/95)	0.97%	7.41%	9.17%	6.10%	8.15%	8.11%
Russell 1000 Growth Index	N/A	9.54%	10.09%	7.30%	8.62%	7.47%
Lipper Large-Cap Growth Funds Index	N/A	8.17%	7.04%	5.09%	7.40%	6.37%

Buffalo Micro Cap Fund (inception date 5/21/04)	1.52%	11.95%	18.36%	12.56%	N/A	6.70%
Russell Microcap Growth Index	N/A	14.96%	13.80%	7.81%	N/A	4.90%
Lipper Micro-Cap Funds Index	N/A	12.64%	14.42%	7.56%	N/A	6.57%

Buffalo Mid Cap Fund (inception date 12/17/01)	1.02%	5.72%	4.67%	8.61%	11.31%	7.24%
Russell Midcap Growth Index	N/A	11.51%	12.76%	7.98%	11.53%	7.20%
Lipper Mid-Cap Growth Funds Index	N/A	11.62%	10.05%	6.63%	10.79%	6.33%

Buffalo Small Cap Fund (inception date 4/14/98)	1.00%	9.80%	15.02%	10.75%	13.22%	12.03%
Russell 2000 Growth Index	N/A	13.21%	14.52%	9.04%	11.61%	4.09%
Lipper Small-Cap Growth Funds Index	N/A	11.73%	12.51%	7.75%	10.19%	5.17%

*	As reported in the Funds’ Prospectus dated June 29, 2012, except for the Buffalo Dividend Focus Fund, with a prospectus dated 12/3/2013.
**

The Buffalo Flexible Income Fund replaced the Bank of America Merrill Lynch High Yield Master II Index® with the S&P 500® Index as the primary benchmark index of the Fund to more accurately represent the Fund’s investment approach.

***	Cumulative since inception dated 12/3/2012.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.
The Buffalo Discovery, Dividend Focus, Flexible Income, International, Large Cap, Mid Cap, and Growth Funds impose a 2.00% redemption fee on shares held for less than 60 days and the Buffalo High Yield, Micro Cap and Small Cap Funds impose a 2.00% redemption fee on shares held less than 180 days.

The Funds’ returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds’ fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. You cannot invest directly in a Lipper Average. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. Bank of America Merrill Lynch High Yield Master Index II tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI AC World (ex U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classifications. The Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Micro-Cap Funds Index is an unmanaged equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro-Cap classification. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology, foreign, debt, lower- or non-rated securities and smaller companies.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Buffalo Discovery Fund

Growth of a $10,000 Investment

Buffalo Dividend Focus Fund

Growth of a $10,000 Investment

Buffalo Flexible Income Fund

Growth of a $10,000 Investment

Buffalo Growth Fund

Growth of a $10,000 Investment

Buffalo High Yield Fund

Growth of a $10,000 Investment

Buffalo International Fund

Growth of a $10,000 Investment

Buffalo Large Cap Fund

Growth of a $10,000 Investment

Buffalo Micro Cap Fund

Growth of a $10,000 Investment

Buffalo Mid Cap Fund

Growth of a $10,000 Investment

Buffalo Small Cap Fund

Growth of a $10,000 Investment

    Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/12 – 3/31/13) except for the Buffalo Dividend Focus Fund, which is based on the period 12/4/12 – 3/31/13. This information is unaudited.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Flexible Income, Dividend Focus, International, Large Cap, Mid Cap, Discovery and Growth Funds within 60 days of purchase. The Buffalo High Yield, Micro Cap and Small Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD OCTOBER 1, 2012 MARCH 31, 2013*
Actual	$1,000.00	$1,073.90	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$5.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO DIVIDEND FOCUS FUND	BEGINNING ACCOUNT VALUE DECEMBER 3, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD DECEMBER 3, 2012 - MARCH 31, 2013*
Actual	$1,000.00	$1,056.50	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,000.06	$5.21

*	Expenses are equal to the Fund’s annualized expense ratio of 1.61%, multiplied by the average account value over the period, multiplied by 118/365 to reflect the one-half year period.

BUFFALO FLEXIBLE INCOME FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD OCTOBER 1, 2012 MARCH 31, 2013*
Actual	$1,000.00	$1,076.90	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$5.12

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO GROWTH FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD OCTOBER 1, 2012 MARCH 31, 2013*
Actual	$1,000.00	$1,079.00	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$4.57

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD OCTOBER 1, 2012 MARCH 31, 2013*
Actual	$1,000.00	$1,048.30	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$5.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD OCTOBER 1, 2012 MARCH 31, 2013*
Actual	$1,000.00	$1,102.90	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$5.42

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD OCTOBER 1, 2012 MARCH 31, 2013*
Actual	$1,000.00	$1,125.60	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,015.23	$4.87

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO MICRO CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD OCTOBER 1, 2012 MARCH 31, 2013*
Actual	$1,000.00	$1,097.40	$7.79
Hypothetical (5% return before expenses)	$1,000.00	$1,010.03	$7.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD OCTOBER 1, 2012 MARCH 31, 2013*
Actual	$1,000.00	$1,108.50	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$5.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	BEGINNING ACCOUNT VALUE OCTOBER 1, 2012	ENDING ACCOUNT VALUE MARCH 31, 2013	EXPENSES PAID DURING PERIOD OCTOBER 1, 2012 MARCH 31, 2013*
Actual	$1,000.00	$1,118.50	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$5.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

    Allocation of Portfolio Holdings

Percentages represent market value as a percentage of total investments as of March 31, 2013.

BUFFALO DISCOVERY FUND

Information Technology	43.10%
Health Care	27.95%
Industrials	8.02%
Consumer Discretionary	5.83%
Energy	5.33%
Consumer Staples	3.52%
Materials	3.26%
Short-Term Investments	1.72%
Financials	1.27%

100.00%

BUFFALO DIVIDEND FOCUS FUND

Short-Term Investments	27.84%
Consumer Staples	13.35%
Energy	12.13%
Industrials	11.16%
Information Technology	8.24%
Materials	8.20%
Health Care	7.28%
Telecommunication Services	4.20%
Financials	4.15%
Consumer Discretionary	2.58%
Utilities	0.87%

100.00%

BUFFALO FLEXIBLE INCOME FUND

Common Stocks	53.44%
Short-Term Investments	24.94%
Corporate Bonds	17.96%
Convertible Bonds	3.51%
REITS	0.15%

100.00%

BUFFALO GROWTH FUND

Information Technology	31.38%
Industrials	17.86%
Health Care	13.66%
Consumer Discretionary	10.99%
Energy	7.46%
Financials	7.23%
Consumer Staples	5.22%
Materials	5.10%
Short-Term Investments	1.10%

100.00%

BUFFALO HIGH YIELD FUND

Corporate Bonds	66.75%
Short-Term Investments	14.26%
Convertible Bonds	10.14%
Common Stocks	3.32%
Convertible Preferred Stocks	2.85%
Preffered Stocks	2.68%

100.00%

BUFFALO INTERNATIONAL FUND

Europe	58.63%
Asia	29.32%
The Americas	10.02%
Short-Term Investments	1.37%
Middle East	0.66%

100.00%

BUFFALO LARGE CAP FUND

Information Technology	25.74%
Health Care	17.31%
Consumer Discretionary	15.51%
Industrials	12.91%
Financials	12.17%
Consumer Staples	5.36%
Materials	5.21%
Energy	3.56%
Short-Term Investments	2.23%

100.00%

BUFFALO MICRO CAP FUND

Information Technology	47.13%
Health Care	18.26%
Industrials	11.33%
Consumer Discretionary	8.85%
Short-Term Investments	6.95%
Financials	2.40%
Materials	1.72%
Telecommunication Services	1.71%
Consumer Staples	1.65%

100.00%

BUFFALO MID CAP FUND

Information Technology	30.01%
Consumer Discretionary	23.50%
Financials	16.02%
Health Care	12.00%
Industrials	11.63%
Materials	2.10%
Energy	2.00%
Short-Term Investments	1.83%
Consumer Staples	0.91%

100.00%

BUFFALO SMALL CAP FUND

Information Technology	36.04%
Consumer Discretionary	15.14%
Industrials	15.09%
Health Care	12.67%
Financials	11.55%
Energy	3.74%
Short-Term Investments	3.39%
Consumer Staples	2.38%

100.00%

    Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 98.12%
CONSUMER DISCRETIONARY — 5.82%
	Auto Components — 1.26%
83,900	BorgWarner, Inc.(a)	$6,488,826

	Diversified Consumer Services — 0.53%
285,150	LifeLock, Inc.(a)	2,745,995

	Media — 1.54%
560,600	Pandora Media Inc.(a)	7,938,096

	Specialty Retail — 2.49%
95,000	Vitamin Shoppe, Inc.(a)	4,640,750
158,800	Williams-Sonoma, Inc.	8,181,376

		12,822,126
	Total Consumer Discretionary (Cost $25,970,100)	29,995,043

CONSUMER STAPLES — 3.51%
	Food & Staples Retailing — 2.67%
171,000	The Fresh Market, Inc.(a)	7,313,670
74,200	Whole Foods Market, Inc.	6,436,850

		13,750,520

	Personal Products — 0.84%
116,000	Herbalife Ltd.(b)	4,344,200
	Total Consumer Staples (Cost $18,513,572)	18,094,720

ENERGY — 5.32%
	Energy Equipment & Services — 5.32%
215,100	Baker Hughes, Inc.	9,982,791
91,000	CARBO Ceramics, Inc.	8,287,370
318,600	Forum Energy Technologies Inc.(a)	9,162,936
	Total Energy (Cost $25,211,195)	27,433,097

FINANCIALS — 1.27%
	Capital Markets — 1.27%
180,300	Financial Engines Inc.(a)	6,530,466
	Total Financials (Cost $3,410,400)	6,530,466

HEALTH CARE — 27.90%
	Biotechnology — 2.79%
807,925	Dyax Corp.(a)	3,522,553
222,400	Gilead Sciences, Inc.(a)	10,882,032

		14,404,585

	Health Care Equipment & Services — 1.60%
347,500	Quidel Corp.(a)	8,253,125

	Health Care Equipment & Supplies — 6.34%
1,076,200	Accuray Inc.(a)	4,993,568
417,013	Align Technology, Inc.(a)	13,974,106
110,500	Baxter International Inc.	8,026,720
219,600	Insulet Corp.(a)	5,678,856

		32,673,250

	Health Care Technology — 1.82%
96,750	athenahealth Inc.(a)	9,388,620

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Life Sciences Tools & Services — 5.43%
131,800	Agilent Technologies, Inc.	$5,531,646
173,500	Charles River Laboratories International, Inc.(a)	7,680,845
120,300	Illumina, Inc.(a)	6,496,200
246,500	PerkinElmer, Inc.	8,292,260

		28,000,951

	Pharmaceuticals — 9.92%
650,000	Akorn, Inc.(a)	8,989,500
79,100	Allergan, Inc.	8,829,933
156,100	Eli Lilly & Co.	8,864,919
184,300	Forest Laboratories, Inc.(a)	7,010,772
363,500	Hospira, Inc.(a)	11,933,705
405,000	Warner Chilcott PLC — Class A(b)	5,487,750

		51,116,579
	Total Health Care (Cost $108,464,473)	143,837,110

INDUSTRIALS — 8.01%
	Aerospace & Defense — 0.64%
113,700	Hexcel Corp.(a)	3,298,437

	Commercial Services and Supplies — 1.07%
51,800	Stericycle, Inc.(a)	5,500,124

	Construction & Engineering — 1.64%
296,000	Quanta Services, Inc.(a)	8,459,680

	Electrical Equipment — 1.28%
51,900	Roper Industries, Inc.	6,607,389

	Machinery — 2.37%
152,700	Chart Industries, Inc.(a)	12,217,527

	Professional Services — 1.01%
98,700	The Advisory Board Co.(a)	5,183,724
	Total Industrials (Cost $26,336,444)	41,266,881

INFORMATION TECHNOLOGY — 43.03%
	Communications Equipment — 8.69%
623,900	ADTRAN, Inc.	12,259,635
210,607	Aruba Networks Inc.(a)	5,210,417
56,800	F5 Networks, Inc.(a)	5,059,744
443,500	Juniper Networks, Inc.(a)	8,222,490
80,200	Motorola Solutions, Inc.	5,135,206
133,300	QUALCOMM Inc.	8,924,435

		44,811,927

	Computers & Peripherals — 5.80%
29,800	Apple Inc.	13,190,374
301,700	EMC Corp.(a)	7,207,613
278,500	NetApp, Inc.(a)	9,513,560

		29,911,547

	Electronic Equipment, Instruments & Components — 3.92%
74,000	Dolby Laboratories, Inc. — Class A	2,483,440
188,304	FARO Technologies, Inc.(a)	8,170,511
290,700	National Instruments Corp.	9,520,425

		20,174,376

    Buffalo Discovery Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Internet Software & Services — 6.18%
291,200	Akamai Technologies, Inc.(a)	$10,276,448
19,200	Equinix, Inc.(a)	4,153,152
325,000	Facebook Inc.(a)	8,313,500
9,000	Google Inc. — Class A(a)	7,146,270
309,000	Millennial Media Inc.(a)	1,962,150

		31,851,520

	IT Services — 2.33%
193,966	NeuStar, Inc.(a)	9,025,238
421,800	ServiceSource International Inc.(a)	2,982,126

		12,007,364

	Semiconductors & Semiconductor Equipment — 4.39%
245,400	Broadcom Corp. — Class A	8,508,018
181,800	Microchip Technology Inc.	6,682,968
210,400	Semtech Corp.(a)	7,446,056

		22,637,042

	Software — 11.72%
184,300	ACI Worldwide, Inc.(a)	9,004,897
32,700	ANSYS, Inc.(a)	2,662,434
173,000	Broadsoft Inc.(a)	4,579,310
184,300	Check Point Software Technologies Ltd.(a)(b)	8,660,257
102,100	Citrix Systems, Inc.(a)	7,367,536
287,800	Fortinet Inc.(a)	6,815,104
155,400	MICROS Systems, Inc.(a)	7,072,254
162,100	Red Hat, Inc.(a)	8,195,776
76,100	VMware, Inc.(a)	6,002,768

		60,360,336
	Total Information Technology (Cost $188,547,522)	221,754,112

MATERIALS — 3.26%
	Chemicals — 3.26%
81,100	FMC Corp.	4,625,133
115,200	Monsanto Co.	12,168,576
	Total Materials (Cost $9,497,141)	16,793,709

TOTAL COMMON STOCKS		505,705,138
(COST $405,950,847)

SHORT TERM INVESTMENTS — 1.71%
INVESTMENT COMPANY — 1.71%
8,830,653	Fidelity Institutional — Government Portfolio — 0.01%(c)	8,830,653
	Total Investment Company	8,830,653

TOTAL SHORT TERM INVESTMENTS		8,830,653
(COST $8,830,653)

TOTAL INVESTMENTS — 99.83%		514,535,791
(COST $414,781,500)

Other Assets in Excess of Liabilities — 0.17%		893,028

TOTAL NET ASSETS — 100.00%		$515,428,819

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $18,492,207 (3.59% of net assets) at March 31, 2013.
(c)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

    Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 73.19%
CONSUMER DISCRETIONARY — 2.62%
	Hotels, Restaurants & Leisure — 2.62%
1,200	Darden Restaurants, Inc.(c)	$62,016
3,000	McDonald’s Corp.	299,070
	Total Consumer Discretionary (Cost $331,393)	361,086

CONSUMER STAPLES — 13.53%
	Beverages — 2.05%
7,000	The Coca Cola Co.	283,080

	Food Products — 7.32%
3,000	Campbell Soup Co.	136,080
6,000	General Mills, Inc.	295,860
6,000	Kraft Foods Group, Inc. — Class A	309,180
12,200	Pinnacle Foods Inc.(a)	270,962

		1,012,082

	Household Products — 4.16%
3,000	The Clorox Co.	265,590
4,000	The Procter & Gamble Co.	308,240

		573,830
	Total Consumer Staples (Cost $1,667,341)	1,868,992

ENERGY — 12.31%
	Energy Equipment & Services — 0.54%
1,000	Schlumberger Ltd.(b)(c)	74,890

	Oil, Gas & Consumable Fuels — 11.77%
6,000	BP plc — ADR(b)(c)	254,100
4,500	ConocoPhillips	270,450
2,000	Dorchester Minerals LP.	46,400
10,000	Kinder Morgan Inc.	386,800
7,000	LinnCo LLC	273,350
1,500	MPLX LP	56,175
4,000	Royal Dutch Shell PLC — ADR(b)	260,640
1,400	Tesoro Logistics LP.	75,558

		1,623,473
	Total Energy (Cost $1,663,278)	1,698,363

FINANCIALS — 4.21%
	Capital Markets — 1.90%
10,000	AllianceBernstein Holding LP	219,000
1,100	Artisan Partners Asset Management, Inc.(a)	43,395

		262,395

	Insurance — 2.31%
6,000	Arthur J. Gallagher & Co.	247,860
1,500	Cincinnati Financial Corp.	70,785

		318,645
	Total Financials (Cost $507,303)	581,040

HEALTH CARE — 7.38%
	Health Care Equipment & Supplies — 0.25%
1,500	Meridian Bioscience, Inc.	34,230

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Health Care Providers & Services — 0.57%
1,400	Landauer, Inc.	$78,932

	Health Care Technology — 0.24%
600	Computer Programs and Systems, Inc.	32,466

	Pharmaceuticals — 6.32%
6,000	GlaxoSmithKline PLC — ADR(b)	281,460
4,000	Johnson & Johnson	326,120
6,000	Merck & Co., Inc.	265,380

		872,960
	Total Health Care (Cost $958,703)	1,018,588

INDUSTRIALS — 11.32%
	Aerospace & Defense — 1.58%
20,000	Exelis Inc.	217,800

	Commercial Services & Supplies — 4.87%
20,000	Pitney Bowes Inc.	297,200
3,000	Republic Services, Inc.	99,000
7,000	Waste Management, Inc.	274,470

		670,670

	Electrical Equipment — 0.41%
2,500	ABB Ltd. — ADR(b)	56,900

	Industrial Conglomerates — 2.51%
15,000	General Electric Co.	346,800

	Road & Rail — 1.95%
3,500	Norfolk Southern Corp.	269,780
	Total Industrials (Cost $1,455,681)	1,561,950

INFORMATION TECHNOLOGY — 8.36%
	Electronic Equipment & Instruments — 0.42%
2,000	Molex Inc.	58,560

	IT Services — 2.03%
8,000	Paychex, Inc.	280,560

	Semiconductors & Semiconductor Equipment — 3.29%
14,000	Intel Corp.	305,900
4,000	Microchip Technology Inc.	147,040

		452,940

	Software — 2.62%
3,000	CA, Inc.	75,510
10,000	Microsoft Corp.	286,100

		361,610
	Total Information Technology (Cost $1,074,484)	1,153,670

MATERIALS — 8.32%
	Chemicals — 3.31%
5,000	The Dow Chemical Co.	159,200
5,000	E.I. du Pont de Nemours and Co.	245,800
2,600	Tronox Limited(b)	51,506

		456,506

    Buffalo Dividend Focus Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS (Continued)
	Containers & Packaging — 1.84%
7,000	MeadWestvaco Corp.	$254,100

	Metals & Mining — 3.17%
6,500	Cliffs Natural Resources Inc.(c)	123,565
5,000	Newmont Mining Corp.	209,450
5,000	SunCoke Energy Partners LP(a)	104,500

		437,515
	Total Materials (Cost $1,215,637)	1,148,121

TELECOMMUNICATION SERVICES — 4.26%
	Diversified Telecommunications — 4.26%
8,000	AT&T Inc.	293,520
6,000	Verizon Communications Inc.	294,900
	Total Telecommunication Services (Cost $537,623)	588,420

UTILITIES — 0.88%
	Gas Utilities — 0.88%
5,000	Questar Corp.	121,650
	Total Utilities (Cost $113,440)	121,650

TOTAL COMMON STOCKS		10,101,880
(COST $9,524,883)

SHORT TERM INVESTMENTS — 28.25%
INVESTMENT COMPANIES — 28.25%
1,300,000	Fidelity Institutional — Government Portfolio — 0.01%(d)	1,300,000
1,298,334	SEI Daily Income Treasury II — Class B — 0.01%(d)	1,298,334
1,300,000	The STIT-Treasury Portfolio — 0.02%(d)	1,300,000
	Total Investment Companies	3,898,334

TOTAL SHORT TERM INVESTMENTS		3,898,334
(COST $3,898,334)

TOTAL INVESTMENTS — 101.44%		14,000,214
(COST $13,423,217)

Liabilities in Excess of Other Assets — (1.44)%		(198,519)

TOTAL NET ASSETS — 100.00%		$13,801,695

ADR — American Depositary Receipt

(a)	Non Income Producing
(b)	Foreign Issued Securities. The total value of these securities amounted to $979,496 (7.10% of net assets) at March 31, 2013.
(c)	Portions of these investments are segregated as collateral for open written option contacts.
(d)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

SCHEDULE OF OPTIONS WRITTEN

March 31, 2013

CONTRACTS		VALUE

CALL OPTIONS
40	BP plc: Expiration: July 2013, Exercise Price: $50.00	$160
20	Cliffs Natural Resources Inc.: Expiration: July 2013, Exercise Price: $42.00	70
30	Expiration: July 2013, Exercise Price: $43.00	90
12	Darden Resaurants, Inc.: Expiration: July 2013, Exercise Price: $46.00	6,600
10	Schlumberger Ltd.: Expiration: August 2013, Exercise Price: $75.00	4,050
	Total Written Options (Premium received 15,252)	$10,970

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 52.97%
CONSUMER DISCRETIONARY — 1.21%
	Hotels, Restaurants & Leisure — 1.21%
105,000	McDonald’s Corp.	$10,467,450
	Total Consumer Discretionary (Cost $9,002,904)	10,467,450

CONSUMER STAPLES — 11.45%
	Beverages — 3.19%
300,000	The Coca Cola Co.	12,132,000
22,000	Diageo PLC — ADR(d)(f)	2,768,480
100,000	Dr. Pepper Snapple Group, Inc.	4,695,000
100,000	PepsiCo, Inc.	7,911,000

		27,506,480

	Food & Staples Retailing — 1.14%
40,000	Costco Wholesale Corp.	4,244,400
95,000	Sysco Corp.(f)	3,341,150
30,000	Wal-Mart Stores, Inc.	2,244,900

		9,830,450

	Food Products — 3.96%
100,000	Campbell Soup Co.	4,536,000
100,000	ConAgra Foods, Inc.	3,581,000
170,000	General Mills, Inc.	8,382,700
30,000	H.J. Heinz Co.	2,168,100
70,000	Kellogg Co.	4,510,100
155,000	Kraft Foods Group, Inc. — Class A	7,987,150
100,000	Mondelez International Inc.	3,061,000

		34,226,050

	Household Products — 3.16%
75,000	The Clorox Co.	6,639,750
15,000	Colgate-Palmolive Co.	1,770,450
35,000	Kimberly-Clark Corp.	3,429,300
200,000	The Procter & Gamble Co.	15,412,000

		27,251,500
	Total Consumer Staples (Cost $75,169,279)	98,814,480

ENERGY — 16.05%
	Energy Equipment & Services — 2.53%
200,000	Baker Hughes, Inc.	9,282,000
121,000	Patterson-UTI Energy, Inc.(f)	2,884,640
105,000	Schlumberger Ltd.(d)(f)	7,863,450
35,000	Tidewater Inc.	1,767,500

		21,797,590

	Oil, Gas & Consumable Fuels — 13.52%
225,000	BP plc — ADR(d)(f)	9,528,750
75,000	Chevron Corp.	8,911,500
169,000	ConocoPhillips	10,156,900
140,000	Delek Logistics Partners LP	4,366,600
125,000	EQT Midstream Partners LP	4,850,000
148,500	Exxon Mobil Corp.(f)	13,381,335
60,000	Hess Corp.	4,296,600
206,000	HollyFrontier Corp.	10,598,700
50,000	Kinder Morgan Inc.	1,934,000

SHARES OR FACE AMOUNT		FAIR VALUE*

ENERGY (Continued)
107,000	Linn Energy LLC	$4,055,300
80,000	Marathon Oil Corp.	2,697,600
35,000	Marathon Petroleum Corp.	3,136,000
75,000	MPLX LP	2,808,750
50,000	Phillips 66	3,498,500
240,000	Royal Dutch Shell PLC. — ADR(d)	15,638,400
360,000	Susser Petroleum Partners LP	11,700,000
93,600	Tesoro Logistics LP.	5,051,592

		116,610,527
	Total Energy (Cost $104,559,516)	138,408,117

FINANCIALS — 1.74%
	Capital Markets — 0.40%
66,150	Artisan Partners Asset Management, Inc.(a)	2,609,618
15,000	Northern Trust Corp.	818,400

		3,428,018

	Insurance — 1.34%
48,000	The Allstate Corp.	2,355,360
50,000	Arthur J. Gallagher & Co.	2,065,500
60,000	Chubb Corp.	5,251,800
40,000	Cincinnati Financial Corp.(f)	1,887,600

		11,560,260
	Total Financials (Cost $9,574,993)	14,988,278

HEALTH CARE — 5.87%
	Health Care Equipment & Supplies — 0.84%
100,000	Baxter International, Inc.	7,264,000

	Pharmaceuticals — 5.03%
70,000	Abbott Laboratories	2,472,400
50,000	Eli Lilly & Co.	2,839,500
240,000	GlaxoSmithKline PLC — ADR(d)	11,258,400
150,000	Johnson & Johnson	12,229,500
200,000	Merck & Co., Inc.	8,846,000
200,000	Pfizer, Inc.	5,772,000

		43,417,800
	Total Health Care (Cost $40,231,112)	50,681,800

INDUSTRIALS — 5.81%
	Aerospace & Defense — 1.30%
125,000	The Boeing Co.(f)	10,731,250
45,000	Exelis Inc.	490,050

		11,221,300

	Commercial Services & Supplies — 2.32%
800,000	Pitney Bowes Inc.(f)	11,888,000
10,000	Republic Services, Inc.	330,000
200,000	Waste Management, Inc.	7,842,000

		20,060,000

	Industrial Conglomerates — 1.88%
700,000	General Electric Co.	16,184,000

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
	Machinery — 0.11%
15,000	Illinois Tool Works Inc.	$914,100

	Road & Rail — 0.20%
70,000	CSX Corp.	1,724,100
	Total Industrials (Cost $43,179,008)	50,103,500

INFORMATION TECHNOLOGY — 5.50%
	Communications Equipment — 0.73%
300,000	Cisco Systems, Inc.	6,273,000

	IT Services — 1.50%
54,000	International Business Machines Corp. (IBM)	11,518,200
40,000	Paychex, Inc.	1,402,800

		12,921,000

	Semiconductors & Semiconductor Equipment — 1.53%
605,000	Intel Corp.	13,219,250

	Software — 1.74%
525,000	Microsoft Corp.	15,020,250
	Total Information Technology (Cost $45,174,126)	47,433,500

MATERIALS — 3.21%
	Chemicals — 1.36%
215,000	The Dow Chemical Co.(f)	6,845,600
100,000	E.I. du Pont de Nemours and Co.	4,916,000

		11,761,600

	Metals & Mining — 1.85%
282,211	Newmont Mining Corp.	11,821,819
195,000	SunCoke Energy Partners LP.(a)	4,075,500

		15,897,319
	Total Materials (Cost $28,390,930)	27,658,919

TELECOMMUNICATION SERVICES — 1.42%
	Diversified Telecommunications — 1.42%
200,000	AT&T Inc.	7,338,000
100,000	Verizon Communications Inc.	4,915,000
	Total Telecommunication Services (Cost $11,260,223)	12,253,000

UTILITIES — 0.56%
	Gas Utilities — 0.36%
125,000	Questar Corp.	3,041,250

	Multi-Utilities — 0.20%
25,000	OGE Energy Corp.	1,749,500
	Total Utilities (Cost $3,231,721)	4,790,750

TOTAL COMMON STOCKS		455,599,794
(COST $369,773,811)

SHARES OR FACE AMOUNT		FAIR VALUE*

REITS — 0.15%
FINANCIALS — 0.15%
	Real Estate Investment Trusts (REITs) — 0.15%
25,000	Plum Creek Timber Co, Inc.	$1,305,000
	Total Financials (Cost $938,063)	1,305,000

TOTAL REITS		1,305,000
(COST $938,063)

CONVERTIBLE BONDS — 3.47%
CONSUMER DISCRETIONARY — 0.76%
	Media — 0.76%
$ 6,500,000	Live Nation Entertainment Inc. 2.875%, 07/15/2027	6,548,750
	Total Consumer Discretionary (Cost $6,296,705)	6,548,750

HEALTH CARE — 0.85%
	Health Care Providers & Services — 0.85%
4,500,000	Omnicare Inc.: 3.250%, 12/15/2035	4,516,875
2,500,000	3.750%, 04/01/2042	2,804,688
	Total Health Care (Cost $7,010,951)	7,321,563

INFORMATION TECHNOLOGY — 1.24%
	Software — 1.24%
3,500,000	BroadSoft, Inc. 1.500%, 07/01/2018	3,594,063
7,000,000	Rovi Corp. 2.625%, 02/15/2040	7,153,124
	Total Information Technology (Cost $10,240,293)	10,747,187

MATERIALS — 0.62%
	Metals & Mining — 0.62%
7,500,000	Molycorp Inc. 6.000%, 09/01/2017	5,353,125
	Total Materials (Cost $7,500,000)	5,353,125

TOTAL CONVERTIBLE BONDS		29,970,625
(COST $31,047,949)

CORPORATE BONDS — 17.80%
CONSUMER DISCRETIONARY — 3.48%
	Hotels, Restaurants & Leisure — 0.26%
125,000	Ameristar Casinos, Inc. 7.500%, 04/15/2021	137,656
2,000,000	Marina District Finance Co., Inc. 9.875%, 08/15/2018	2,070,000

		2,207,656

	Leisure Equipment & Products — 0.27%
2,200,000	Brunswick Corp. 7.375%, 09/01/2023	2,365,000

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

CONSUMER DISCRETIONARY (Continued)
	Media — 2.52%
$ 9,500,000	Lions Gate Entertainment Inc.:(d) 10.250%, 11/01/2016	$10,414,375
2,500,000	4.000%, 01/11/2017(e)	5,764,063
1,500,000	Live Nation Entertainment Inc. 7.000%, 09/01/2020 (Acquired 08/15/2012, Cost $1,509,375)(b)(c)	1,620,000
3,500,000	MDC Partners Inc.(d) 11.000%, 11/01/2016	3,902,500

		21,700,938

	Specialty Retail — 0.43%
2,500,000	Penske Automotive Group Inc 5.750%, 10/01/2022 (Acquired 08/14/2012, Cost $2,500,000)(b)(c)	2,618,750
1,000,000	Sonic Automotive, Inc. 9.000%, 03/15/2018	1,105,000

		3,723,750
	Total Consumer Discretionary (Cost $25,048,428)	29,997,344

CONSUMER STAPLES — 0.83%
	Food & Staples Retailing — 0.83%
6,650,000	The Pantry, Inc. 8.375%, 08/01/2020 (Acquired various dates, Cost $6,809,492)(b)(c)	7,165,375
	Total Consumer Staples (Cost $6,809,492)	7,165,375

ENERGY — 5.45%
	Energy Equipment & Services — 0.16%
1,300,000	Heckmann Corp. 9.875%, 04/15/2018	1,395,875

	Oil, Gas & Consumable Fuels — 5.29%
12,000,000	Alpha Natural Resources, Inc. 9.750%, 04/15/2018	12,929,999
2,500,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Co. 8.250%, 12/15/2017	2,687,500
8,000,000	Gulfport Energy Corp. 7.750%, 11/01/2020 (Acquired various dates, Cost $8,032,646)(b)(c)	8,480,000
4,500,000	Kodiak Oil & Gas Corp.(d) 8.125%, 12/01/2019	5,107,500
5,000,000	Swift Energy Co. 7.125%, 06/01/2017	5,150,000
10,000,000	United Refining Co. 10.500%, 02/28/2018	11,350,000

		45,704,999
	Total Energy (Cost $43,005,570)	47,100,874

FINANCIALS — 0.12%
	Capital Markets — 0.12%
40,000	Stifel Financial Corp. 6.700%, 01/15/2022(a)	1,069,600
	Total Financials (Cost $1,002,400)	1,069,600

HEALTH CARE — 1.76%
	Health Care Providers & Services — 1.14%
1,948,000	Acadia Healthcare Co., Inc. 12.875%, 11/01/2018	2,396,040

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
$ 6,825,000	Examworks Group, Inc. 9.000%, 07/15/2019	$7,439,250

		9,835,290

	Pharmaceuticals — 0.62%
5,000,000	Warner Chilcott Corp.(d) 7.750%, 09/15/2018	5,368,750
	Total Health Care (Cost $13,520,903)	15,204,040

INDUSTRIALS — 3.43%
	Aerospace & Defense — 1.12%
4,500,000	Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/2017	4,972,500

	Commercial Services & Supplies — 0.54%
4,000,000	R. R. Donnelley & Sons Co. 8.600%, 08/15/2016	4,620,000

	Construction & Engineering — 0.68%
5,575,000	Tutor Perini Corp. 7.625%, 11/01/2018	5,881,625

	Electrical Equipment — 0.50%
4,000,000	Polypore International, Inc. 7.500%, 11/15/2017	4,310,000

	Machinery — 0.43%
3,570,000	Mueller Water Products Inc. 7.375%, 06/01/2017	3,690,488

	Road & Rail — 0.70%
2,000,000	Kansas City Southern de Mexico SA de CV(d) 8.000%, 02/01/2018	2,205,000
3,500,000	Quality Distribution LLC/QD Capital Corp. 9.875%, 11/01/2018	3,867,500

		6,072,500
	Total Industrials (Cost $27,768,013)	29,547,113

INFORMATION TECHNOLOGY — 1.51%
	Electronic Equipment, Instruments & Components — 0.44%
3,625,000	Kemet Corp. 10.500%, 05/01/2018	3,797,188

	IT Services — 0.63%
5,000,000	iGATE Corp. 9.000%, 05/01/2016	5,468,750

	Software — 0.44%
3,500,000	Audatex North America, Inc. 6.750%, 06/15/2018 (Acquired various dates, Cost $3,545,653)(b)(c)	3,771,250
	Total Information Technology (Cost $12,535,227)	13,037,188

MATERIALS — 0.87%
	Chemicals — 0.64%
1,510,000	Omnova Solutions, Inc. 7.875%, 11/01/2018	1,615,700
4,000,000	Tronox Finance LLC 6.375%, 08/15/2020 (Acquired various dates, Cost $4,011,250)(b)(c)	3,895,000

		5,510,700

    Buffalo Flexible Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS (Continued)
	Metals & Mining — 0.23%
$ 2,000,000	Molycorp Inc. 10.000%, 06/01/2020	$1,980,000
	Total Materials (Cost $7,597,278)	7,490,700

TELECOMMUNICATION SERVICES — 0.35%
	Diversified Telecommunications — 0.35%
2,600,000	Consolidated Communications Finance Co. 10.875%, 06/01/2020 (Acquired various dates, Cost $2,807,221)(b)(c)	2,977,000
	Total Telecommunication Services (Cost $2,807,221)	2,977,000

TOTAL CORPORATE BONDS		153,589,234
(COST $140,094,532)

SHORT TERM INVESTMENTS — 24.72%
INVESTMENT COMPANIES — 24.72%
84,500,000	Fidelity Institutional — Government Portfolio — 0.01%(g)	84,500,000
44,265,511	SEI Daily Income Treasury II — Class B — 0.01%(g)	44,265,511
84,500,000	The STIT-Treasury Portfolio — 0.02%(g)	84,500,000
	Total Investment Companies	213,265,511

TOTAL SHORT TERM INVESTMENTS		213,265,511
(COST $213,265,511)

TOTAL INVESTMENTS — 99.11%		853,730,164
(COST $755,119,866)

Other Assets in Excess of Liabilities — 1.04%		8,950,628

TOTAL NET ASSETS — 100.00%		$862,680,792

ADR — American Depositary Receipt

PLC — Public Limited Company

(a)	Non Income Producing
(b)	144A Security. The total value of these securities is $30,527,375 (3.54% of net assets) at March 31, 2013.
(c)	Restricted Security Deemed Liquid. The total value of restricted securities is $30,527,357 (3.54% of net assets) at March 31, 2013.
(d)	Foreign Issued Securities. The total value of these securities amounted to $79,819,668 (9.25% of net assets) at March 31, 2013.
(e)	Illiquid Security. The total value of these securities amounted to $5,764,063 (0.67% of net assets) at March 31, 2013.
(f)	Portions of these investments are segregated as collateral for open written option contacts.
(g)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPTIONS WRITTEN

March 31, 2013

CONTRACTS		VALUE

CALL OPTIONS
250	The Boeing Co: Expiration: August 2013, Exercise Price: $85.00	$110,750
1,000	BP plc: Expiration: July 2013, Exercise Price: $50.00	4,000
250	Expiration: April 2013, Exercise Price: $42.00	21,500
380	Cincinnati Financial Corp.: Expiration: June 2013, Exercise Price: $45.00	114,950
50	Diageo PLC: Expiration: April 2013, Exercise Price: $120.00	30,450
300	The Dow Chemical Co.: Expiration: June 2013, Exercise Price: $36.00	6,300
150	Expiration: April 2013, Exercise Price: $34.00	900
300	Expiration: June 2013, Exercise Price: $37.00	3,000
100	Exxon Mobil Corp.: Expiration: April 2013, Exercise Price: $90.00	11,100
153	Patterson-UTI Energy, Inc.: Expiration: May 2013, Exercise Price: $22.00	36,338
250	Expiration: August 2013, Exercise Price: $26.00	26,875
500	Pitney Bowes Inc.: Expiration: May 2013, Exercise Price: $16.00	10,000
250	Schlumberger Ltd.: Expiration: May 2013, Exercise Price: $85.00	3,750
250	Sysco Corp.: Expiration: November 2013, Exercise Price: $37.00	13,000
	Total Written Options (Premium received 222,660)	$392,913

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 98.85%
CONSUMER DISCRETIONARY — 10.98%
	Auto Components — 1.02%
252,300	Gentex Corp.	$5,048,523

	Hotels, Restaurants & Leisure — 3.24%
92,000	McDonald’s Corp.	9,171,480
106,900	Starwood Hotels & Resorts Worldwide, Inc.	6,812,737

		15,984,217

	Household Durables — 1.83%
202,100	Harman International Industries, Inc.	9,019,723

	Textiles, Apparel & Luxury Goods — 4.89%
152,900	Coach, Inc.	7,643,471
183,400	NIKE, Inc.	10,822,434
111,000	Under Armour, Inc. — Class A(a)	5,683,200

		24,149,105
	Total Consumer Discretionary (Cost $47,085,571)	54,201,568

CONSUMER STAPLES — 5.22%
	Beverages — 1.91%
232,900	The Coca Cola Co.	9,418,476

	Food & Staples Retailing — 3.31%
211,900	Walgreen Co.	10,103,392
72,000	Whole Foods Market, Inc.	6,246,000

		16,349,392
	Total Consumer Staples (Cost $21,344,443)	25,767,868

ENERGY — 7.46%
	Energy Equipment & Services — 7.46%
252,500	Baker Hughes, Inc.	11,718,525
207,500	Lufkin Industries, Inc.	13,775,925
151,100	Schlumberger Ltd.(b)	11,315,879
	Total Energy (Cost $39,199,812)	36,810,329

FINANCIALS — 7.23%
	Capital Markets — 4.97%
44,300	Affiliated Managers Group, Inc.(a)	6,803,151
38,850	Artisan Partners Asset Management, Inc.(a)	1,532,633
47,500	The Goldman Sachs Group, Inc.	6,989,625
168,900	Northern Trust Corp.	9,215,184

		24,540,593

	Diversified Financial Services — 2.26%
234,600	JPMorgan Chase & Co.	11,134,116
	Total Financials (Cost $26,503,248)	35,674,709

HEALTH CARE — 13.65%
	Health Care Equipment & Supplies — 5.70%
397,000	Align Technology, Inc.(a)	13,303,470
138,800	Baxter International, Inc.	10,082,432
114,400	Haemonetics Corp.(a)	4,765,904

		28,151,806

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
	Life Sciences Tools & Services — 2.28%
140,900	Agilent Technologies, Inc.	$5,913,573
120,700	Charles River Laboratories International, Inc.(a)	5,343,389

		11,256,962

	Pharmaceuticals — 5.67%
257,300	Abbott Laboratories	9,087,836
99,600	Allergan, Inc.	11,118,348
137,100	Eli Lilly and Co.	7,785,909

		27,992,093
	Total Health Care (Cost $46,357,355)	67,400,861

INDUSTRIALS — 17.85%
	Aerospace & Defense — 2.14%
123,200	The Boeing Co.	10,576,720

	Air Freight & Logistics — 1.24%
62,200	FedEx Corp.	6,108,040

	Building Products — 1.18%
155,200	Fortune Brands Home & Security, Inc.(a)	5,809,136

	Commercial Services and Supplies — 1.39%
64,600	Stericycle, Inc.(a)	6,859,228

	Electrical Equipment — 2.00%
176,500	Emerson Electric Co.	9,861,055

	Industrial Conglomerates — 3.21%
80,200	3M Co.	8,526,062
317,100	General Electric Co.	7,331,352

		15,857,414

	Machinery — 5.11%
122,000	Chart Industries, Inc.(a)	9,761,220
167,600	Pentair Ltd.(b)	8,840,900
42,100	Valmont Industries, Inc.	6,621,067

		25,223,187

	Trading Companies & Distributors — 1.58%
34,700	W.W. Grainger, Inc.	7,806,806
	Total Industrials (Cost $70,704,173)	88,101,586

INFORMATION TECHNOLOGY — 31.36%
	Communications Equipment — 6.99%
388,600	ADTRAN, Inc.	7,635,990
397,400	Cisco Systems, Inc.	8,309,634
467,600	Juniper Networks, Inc.(a)	8,669,304
148,100	QUALCOMM Inc.	9,915,295

		34,530,223

	Computers & Peripherals — 7.75%
42,900	Apple Inc.	18,988,826
454,400	EMC Corp.(a)	10,855,616
245,600	NetApp, Inc.(a)	8,389,696

		38,234,138

	Electronic Equipment, Instruments & Components — 1.57%
236,600	National Instruments Corp.	7,748,650

    Buffalo Growth Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Internet Software & Services — 6.89%
292,600	Akamai Technologies, Inc.(a)	$10,325,854
131,300	eBay Inc.(a)	7,119,086
350,500	Facebook Inc.(a)	8,965,790
9,600	Google Inc. — Class A(a)	7,622,688

		34,033,418

	IT Services — 1.35%
39,200	Visa Inc.	6,657,728

	Semiconductors & Semiconductor Equipment — 4.98%
246,300	Altera Corp.	8,736,261
279,200	Broadcom Corp. — Class A	9,679,864
283,200	Intel Corp.	6,187,920

		24,604,045

	Software — 1.83%
279,700	Oracle Corp.	9,045,498
	Total Information Technology (Cost $126,977,459)	154,853,700

MATERIALS — 5.10%
	Chemicals — 5.10%
217,200	E.I. du Pont de Nemours and Co.	10,677,552
75,900	Monsanto Co.	8,017,317
58,100	Praxair, Inc.	6,480,474
	Total Materials (Cost $21,124,938)	25,175,343

TOTAL COMMON STOCKS		487,985,964
(COST $399,296,999)

SHORT TERM INVESTMENTS — 1.10%
INVESTMENT COMPANY — 1.10%
5,411,652	Fidelity Institutional — Government Portfolio — 0.01%(c)	5,411,652
	Total Investment Company	5,411,652

TOTAL SHORT TERM INVESTMENTS		5,411,652
(COST $5,411,652)

TOTAL INVESTMENTS		493,397,616
(COST $404,708,651) — 99.95%

Other Assets in Excess of Liabilities — 0.05%		261,647

TOTAL NET ASSETS — 100.00%		$493,659,263

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $20,156,799 (4.08% of net assets) at March 31, 2013.
(c)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 3.27%
CONSUMER STAPLES — 0.64%
	Food Products — 0.64%
11,666	Kraft Foods Group, Inc. — Class A	$601,149
35,000	Mondelez International Inc.	1,071,350
	Total Consumer Staples (Cost $1,072,872)	1,672,499

FINANCIALS — 0.64%
	Diversified Financial Services — 0.64%
35,000	JPMorgan Chase & Co.	1,661,100
	Total Financials (Cost $1,604,106)	1,661,100

HEALTH CARE — 1.99%
	Pharmaceuticals — 1.99%
48,000	Abbott Laboratories	1,695,360
48,000	AbbVie, Inc.	1,957,440
19,000	Johnson & Johnson	1,549,070
	Total Health Care (Cost $3,344,229)	5,201,870

SPECIAL PURPOSE ENTITY — 0.00%
	Broadcasting (except Internet) — 0.00%
725,000	Adelphia Recovery Trust(a)(b)(d)	—
	Total Special Purpose Entity (Cost $712,005)	—

TOTAL COMMON STOCKS		8,535,469
(COST $6,733,212)

CONVERTIBLE PREFERRED STOCKS — 2.81%
CONSUMER DISCRETIONARY — 0.95%
	Media — 0.95%
2,005	The Interpublic Group of Companies, Inc.	2,484,195
	Total Consumer Discretionary (Cost $2,015,050)	2,484,195

HEALTH CARE — 1.85%
	Health Care Providers & Services — 1.85%
2,500	HealthSouth Corp.	2,938,125
37,000	Omnicare Capital Trust II	1,905,500
	Total Health Care (Cost $4,334,677)	4,843,625

TOTAL CONVERTIBLE PREFERRED STOCKS		7,327,820
(COST $6,349,727)

PREFERRED STOCKS — 2.64%
FINANCIALS — 2.64%
	Capital Markets — 1.43%
60,785	AMG Capital Trust I	3,730,679

	Real Estate Management & Development — 1.21%
125,000	Firstservice Corp.(a)(e)	3,150,000
	Total Financials (Cost $5,617,357)	6,880,679

TOTAL PREFERRED STOCKS		6,880,679
(COST $5,617,357)

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

CONVERTIBLE BONDS — 10.48%
ENERGY — 1.85%
	Energy Equipment & Services — 1.85%
$4,500,000	Hornbeck Offshore Services, Inc. 1.625%, 11/15/2026	$4,839,300
	Total Energy (Cost $4,323,888)	4,839,300

FINANCIALS — 0.52%
	Capital Markets — 0.52%
1,300,000	Janus Capital Group, Inc. 3.250%, 07/15/2014	1,369,875
	Total Financials (Cost $1,302,504)	1,369,875

HEALTH CARE — 3.18%
	Health Care Equipment & Services — 0.88%
2,100,000	Accuray, Inc. 3.500%, 02/01/2018 (Acquired various dates, Cost $2,172,017)(c)(f)	2,291,625

	Health Care Equipment & Supplies — 1.04%
2,700,000	Hologic, Inc. 2.000%, 12/15/2037	2,715,201

	Life Sciences Tools & Services — 1.26%
3,250,000	Charles River Laboratories International, Inc. 2.250%, 06/15/2013	3,284,531
	Total Health Care (Cost $8,104,378)	8,291,357

INDUSTRIALS — 3.07%
	Commercial Services & Supplies — 0.50%
1,000,000	Covanta Holding Corp.	1,293,125

	Electrical Equipment — 0.95%
2,000,000	General Cable Corp. 4.500%, 11/15/2029	2,502,500

	Machinery — 0.90%
250,000	Chart Industries, Inc. 2.000%, 08/01/2018	339,688
2,000,000	The Greenbrier Companies, Inc. 3.500%, 04/01/2018	2,011,250

		2,350,938

	Trading Companies & Distributors — 0.72%
710,000	WESCO International, Inc. 6.000%, 09/15/2029	1,868,631
	Total Industrials (Cost $5,722,901)	8,015,194

INFORMATION TECHNOLOGY — 1.76%
	Software — 1.76%
1,500,000	BroadSoft, Inc. 1.500%, 07/01/2018	1,540,313
3,000,000	Rovi Corp. 2.625%, 02/15/2040	3,065,625
	Total Information Technology (Cost $4,364,193)	4,605,938

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS — 0.09%
	Metals & Mining — 0.09%
$ 200,000	Steel Dynamics, Inc. 5.125%, 06/15/2014	$225,500
	Total Materials (Cost $200,000)	225,500

TOTAL CONVERTIBLE BONDS		27,347,164
(COST $24,017,864)

CORPORATE BONDS — 65.17%
CONSUMER DISCRETIONARY — 22.05%
	Diversified Consumer Services — 1.61%
1,000,000	Coinstar, Inc. 6.000%, 03/15/2019 (Acquired 03/07/2013, Cost $1,000,000)(c)(f)	1,025,000
3,000,000	Monitronics International Inc. 9.125%, 04/01/2020	3,187,500

		4,212,500

	Hotels, Restaurants & Leisure — 3.69%
125,000	Ameristar Casinos, Inc. 7.500%, 04/15/2021	137,656
600,000	Cedar Fair L.P. 9.125%, 08/01/2018	675,000
1,000,000	Marina District Finance Co., Inc. 9.875%, 08/15/2018	1,035,000
1,600,000	Penn National Gaming, Inc. 8.750%, 08/15/2019	1,816,000
1,450,000	Royal Caribbean Cruises Ltd.:(e) 7.000%, 06/15/2013	1,466,313
1,615,000	7.500%, 10/15/2027	1,841,100
1,000,000	Speedway Motorsports, Inc.: 8.750%, 06/01/2016	1,060,000
500,000	6.750%, 02/01/2019	536,250
1,000,000	Vail Resorts, Inc. 6.500%, 05/01/2019	1,078,125

		9,645,444

	Household Durables — 1.00%
2,000,000	Jarden Corp. 7.500%, 05/01/2017	2,272,500
250,000	Libbey Glass, Inc. 6.875%, 05/15/2020	270,938
68,000	Sealy Mattress Co. 10.875%, 04/15/2016 (Acquired 05/15/2009, Cost $66,825)(c)(f)	71,996

		2,615,434

	Leisure Equipment & Products — 1.24%
3,000,000	Brunswick Corp. 7.375%, 09/01/2023	3,225,000

	Media — 7.65%
500,000	Interactive Data Corp. 10.250%, 08/01/2018	570,000
250,000	Lamar Media Corp.: 5.875%, 02/01/2022	271,875
250,000	5.000%, 05/01/2023	251,250

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

CONSUMER DISCRETIONARY (Continued)
$8,000,000	Lions Gate Entertainment Inc.:(e) 10.250%, 11/01/2016	$8,769,999
1,000,000	4.000%, 01/11/2017(b)	2,305,625
1,000,000	Live Nation Entertainment Inc. 7.000%, 09/01/2020 (Acquired 08/15/2012, Cost $1,005,625)(c)(f)	1,080,000
3,500,000	MDC Partners Inc.:(e) 11.000%, 11/01/2016	3,902,500
250,000	6.750%, 04/01/2020 (Acquired 03/15/2013, Cost $250,000)(c)(f)	253,750
2,300,000	Regal Entertainment Group 9.125%, 08/15/2018	2,593,250

		19,998,249

	Specialty Retail — 3.76%
3,200,000	Asbury Automotive Group, Inc. 7.625%, 03/15/2017	3,300,032
2,500,000	Penske Automotive Group, Inc. 5.750%, 10/01/2022 (Acquired 08/14/2012, Cost $2,500,000)(c)(f)	2,618,750
3,525,000	Sonic Automotive, Inc. 9.000%, 03/15/2018	3,895,125

		9,813,907

	Textiles, Apparel & Luxury Goods — 3.09%
4,000,000	Perry Ellis International, Inc. 7.875%, 04/01/2019	4,220,000
3,120,000	Phillips Van-Heusen 7.750%, 11/15/2023	3,835,500

		8,055,500
	Total Consumer Discretionary (Cost $51,322,865)	57,566,034

CONSUMER STAPLES — 4.07%
	Food & Staples Retailing — 1.07%
2,000,000	The Pantry, Inc. 8.375%, 08/01/2020 (Acquired 7/25/12, Cost $2,000,000)(c)(f)	2,155,000
600,000	Susser Holdings LLC / Susser Finance Corp. 8.500%, 05/15/2016	631,125

		2,786,125

	Food Products — 1.32%
100,000	Darling International, Inc. 8.500%, 12/15/2018	114,000
125,000	Post Holdings, Inc. 7.375%, 02/15/2022	137,344
2,750,000	Smithfield Foods, Inc. 7.750%, 07/01/2017	3,200,312

		3,451,656

	Personal Products — 1.68%
4,000,000	Prestige Brands Inc. 8.250%, 04/01/2018	4,380,000
	Total Consumer Staples (Cost $9,504,648)	10,617,781

ENERGY — 10.17%
	Energy Equipment & Services — 0.97%
500,000	Heckmann Corp. 9.875%, 04/15/2018	536,875

SHARES OR FACE AMOUNT		FAIR VALUE*

ENERGY (Continued)
$ 600,000	Hornbeck Offshore Services, Inc. 5.875%, 04/01/2020	$624,000
1,000,000	Parker Drilling Co. 9.125%, 04/01/2018	1,095,000
250,000	SESI LLC 7.125%, 12/15/2021	280,938

		2,536,813

	Oil, Gas & Consumable Fuels — 8.40%
3,000,000	Alpha Natural Resources, Inc. 9.750%, 04/15/2018	3,232,500
665,000	Berry Petroleum Co. 10.250%, 06/01/2014	728,175
2,500,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Co. 8.250%, 12/15/2017	2,687,500
1,750,000	Concho Resources, Inc.: 8.625%, 10/01/2017	1,885,625
550,000	6.500%, 01/15/2022	602,250
100,000	Continental Resources, Inc. 8.250%, 10/01/2019	111,750
1,000,000	Frontier Oil Corp. 6.875%, 11/15/2018	1,087,500
4,000,000	Gulfport Energy Corp. 7.750%, 11/01/2020 (Acquired various dates, Cost $3,990,000)(c)(f)	4,240,000
2,533,000	Suburban Propane Partners L. P. 7.375%, 08/01/2021	2,805,298
4,000,000	United Refining Co. 10.500%, 02/28/2018	4,539,999

		21,920,597

	Pipelines — 0.80%
2,000,000	Inergy Midstream LLC 6.000%, 12/15/2020 (Acquired 11/27/2012, Cost $2,000,000)(c)(f)	2,090,000
	Total Energy (Cost $24,822,149)	26,547,410

HEALTH CARE — 4.04%
	Health Care Providers & Services — 2.60%
1,947,000	Acadia Healthcare Co., Inc. 12.875%, 11/01/2018	2,394,810
200,000	CHS/Community Health Systems Inc. 7.125%, 07/15/2020	217,250
3,825,000	Examworks Group, Inc. 9.000%, 07/15/2019	4,169,250

		6,781,310

	Pharmaceuticals — 1.44%
3,500,000	Warner Chilcott Corp.(e) 7.750%, 09/15/2018	3,758,125
	Total Health Care (Cost $9,305,740)	10,539,435

INDUSTRIALS — 16.89%
	Aerospace & Defense — 5.45%
3,000,000	AAR Corp. 7.250%, 01/15/2022	3,270,000
3,500,000	Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/2017	3,867,500

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
$2,000,000	Transdigm, Inc. 7.750%, 12/15/2018	$2,205,000
1,000,000	5.500%, 10/15/2020(c)(f)	1,047,500
2,150,000	Triumph Group Inc. 8.000%, 11/15/2017	2,316,625
1,000,000	8.625%, 07/15/2018	1,116,250
400,000	4.875%, 04/01/2021 (Acquired 02/11/2013, Cost $400,000)(c)(f)	405,000

		14,227,875

	Commercial Services & Supplies — 3.04%
3,410,000	Casella Waste Systems, Inc. 7.750%, 02/15/2019	3,265,075
100,000	Clean Harbors, Inc. 5.250%, 08/01/2020	103,750
1,000,000	Covanta Holding Corp. 7.250%, 12/01/2020	1,106,458
3,000,000	R. R. Donnelley & Sons Co. 8.600%, 08/15/2016	3,465,000

		7,940,283

	Construction & Engineering — 1.68%
500,000	MasTec, Inc. 4.875%, 03/15/2023	496,250
3,700,000	Tutor Perini Corp. 7.625%, 11/01/2018	3,903,500

		4,399,750

	Electrical Equipment — 0.41%
1,000,000	Polypore International, Inc. 7.500%, 11/15/2017	1,077,500

	Machinery — 0.79%
2,000,000	Mueller Water Products Inc. 7.375%, 06/01/2017	2,067,500

	Professional Services — 0.31%
750,000	FTI Consulting, Inc. 6.000%, 11/15/2022(c)(f)	796,875

	Road & Rail — 4.71%
4,000,000	Kansas City Southern de Mexico SA de CV:(e) 8.000%, 02/01/2018	4,410,000
2,000,000	6.625%, 12/15/2020	2,280,000
2,000,000	6.125%, 06/15/2021	2,270,000
3,025,000	Quality Distribution LLC/QD Capital Corp. 9.875%, 11/01/2018	3,342,625

		12,302,625
	Total Industrials (Cost $39,546,810)	42,812,408

INFORMATION TECHNOLOGY — 6.34%
	Electronic Equipment, Instruments & Components — 0.90%
500,000	Anixter Inc. 5.625%, 05/01/2019	533,750
1,750,000	Kemet Corp. 10.500%, 05/01/2018	1,833,125

		2,366,875

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Internet Software & Services — 1.79%
$3,000,000	Dealertrack Technologies Inc. 1.500%, 03/15/2017	$3,213,750
250,000	Equinix, Inc. 7.000%, 07/15/2021	278,438
1,100,000	j2 Global, Inc. 8.000%, 08/01/2020	1,177,000

		4,669,188

	IT Services — 2.10%
5,000,000	iGATE Corp. 9.000%, 05/01/2016	5,468,750

	Semiconductors & Semiconductor Equipment — 0.93%
500,000	KLA-Tencor Corp. 6.900%, 05/01/2018	600,060
1,500,000	National Semiconductor Corp. 6.600%, 06/15/2017	1,821,828

		2,421,888

	Software — 0.62%
1,500,000	Audatex North America, Inc. 6.750%, 06/15/2018 (Acquired 06/10/2011, Cost $1,500,000)(c)(f)	1,616,250
	Total Information Technology (Cost $14,973,379)	16,542,951

MATERIALS — 1.27%
	Metals & Mining — 1.27%
2,000,000	Molycorp Inc. 10.000%, 06/01/2020	1,980,000
250,000	Steel Dynamics, Inc.: 6.125%, 08/15/2019 (Acquired 08/02/2012, Cost $250,000)(c)(f)	271,250
500,000	7.625%, 03/15/2020	557,500
500,000	5.250%, 04/15/2023 (Acquired 08/02/2012, Cost $500,000)(c)(f)	508,125

		3,316,875
	Total Materials (Cost $3,247,719)	3,316,875

TELECOMMUNICATION SERVICES — 0.86%
	Diversified Telecommunications — 0.86%
1,000,000	Consolidated Communications Finance Co. 10.875%, 06/01/2020 (Acquired various dates, Cost $1,076,583)(c)(f)	1,145,000
1,000,000	Level 3 Financing, Inc. 10.000%, 02/01/2018	1,110,000
	Total Telecommunication Services (Cost $2,135,643)	2,255,000

TOTAL CORPORATE BONDS		170,197,894
(COST $154,858,953)

    Buffalo High Yield Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

SHORT TERM INVESTMENTS — 14.03%
INVESTMENT COMPANY — 14.03%
25,000,000	Fidelity Institutional — Government Portfolio — 0.01%(g)	$25,000,000
11,637,130	The STIT-Treasury Portfolio — 0.02%(g)	11,637,130
	Total Investment Company	36,637,130

TOTAL SHORT TERM INVESTMENTS		36,637,130
(COST $36,637,130)

TOTAL INVESTMENTS — 98.40%		256,926,156
(COST $234,214,243)

Other Assets in Excess of Liabilities — 1.60%		4,186,093

TOTAL NET ASSETS — 100.00%		$261,112,249

(a)	Non Income Producing
(b)	Illiquid Security. The total value of these securities amounted to $2,305,625 (0.88% of net assets) at March 31, 2013.
(c)	Restricted security deemed liquid. The total value of restricted securities is $21,616,121 (8.28% of net assets) at March 31, 2013.
(d)	Fair Valued Security. The total value of these securities amounted to $0 (0.00% of net assets) at March 31, 2013.
(e)	Foreign Issued Security. The total value of these securities amounted to $34,407,412 (13.18% of net assets) at March 31, 2013.
(f)	144A Security. The total value of these securities is $21,616,121 (8.28% of net assets) at March 31, 2013.
(g)	7-day yield.
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 85.16%
BRAZIL — 4.26%
	Diversified Financial Services — 1.16%
184,320	BM&F Bovespa SA	$1,239,594

	Health Care Providers & Services — 1.06%
83,200	Diagnosticos da America SA	477,605
70,000	Fleury SA	656,439

		1,134,044

	Real Estate Management & Development — 0.75%
36,000	BR Properties SA	400,485
32,000	Iguatemi Empresa de Shopping Centers SA	402,860

		803,345

	Wireless Telecommunication Services — 1.29%
62,130	Tim Participacoes SA — ADR	1,359,405
	Total Brazil (Cost $5,103,079)	4,536,388

CANADA — 0.71%
	Metals & Mining — 0.22%
8,400	Teck Resources Ltd. — Class B	236,544

	Road & Rail — 0.49%
4,000	Canadian Pacific Railway Ltd.	521,880
	Total Canada (Cost $586,042)	758,424

CHILE — 1.26%
	Beverages — 1.26%
	Cie Cervecerias Unidas S.A. — ADR	1,339,740
	Total Chile (Cost $794,327)	1,339,740

CHINA — 11.04%
	Automobiles — 0.99%
310,000	Great Wall Motor Company Ltd. — Class H	1,050,299

	Biotechnology — 1.53%
107,200	3SBio, Inc. — ADR(a)	1,629,440

	Communications Equipment — 1.37%
304,000	AAC Technologies Holdings Inc.	1,460,757

	Food Products — 0.98%
200,000	Biostime International Holdings Ltd.	1,042,183

	Gas Utilities — 0.78%
150,000	ENN Energy Holdings Ltd.	830,913

	Health Care Equipment & Supplies — 1.08%
28,700	Mindray Medical International Ltd. — ADR	1,146,278

	Health Care Providers & Services — 0.69%
228,400	Sinopharm Group Co.	737,054

	Insurance — 1.91%
801,800	PICC Property and Casuality Co. Ltd. — Class H(a)	1,029,809
130,000	Ping An Insurance (Group) Co. of China Ltd. — Class H	1,008,174

		2,037,983

	Personal Products — 1.22%
2,526,000	Prince Frog International Holdings Ltd.	1,301,634

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

CHINA (Continued)
	Specialty Retail — 0.49%
358,910	Lentuo International Inc. — ADR(a)(b)	$520,420
	Total China (Cost $10,773,940)	11,756,961

FRANCE — 9.72%
	Beverages — 1.05%
9,000	Pernod-Ricard SA	1,121,481

	Chemicals — 0.88%
7,700	Air Liquide SA	935,505

	Electrical Equipment — 1.17%
17,000	Schneider Electric	1,242,117

	Energy Equipment & Services — 1.11%
11,500	Technip SA	1,179,011

	Food Products — 1.77%
27,100	Danonne S.A.	1,885,591

	Media — 0.74%
125,000	Havas SA	791,385

	Multiline Retail — 1.03%
5,000	PPR	1,098,549

	Software — 1.26%
11,600	Dassault Systemes S.A.	1,340,932

	Textiles, Apparel & Luxury Goods — 0.71%
4,400	LVMH Moet Hennessy Louis Vuitton SA	755,217
	Total France (Cost $9,001,689)	10,349,788

GERMANY — 14.07%
	Automobiles — 0.37%
2,000	Bayerische Motoren Werke AG	172,563
7,500	Bayerische Motoren Werke AG — ADR	216,375

		388,938

	Chemicals — 1.22%
7,000	Linde AG	1,301,531

	Food Products — 0.74%
2,200	KWS Saat AG	783,982

	Health Care Equipment & Supplies — 1.59%
13,700	Fresenius SE & Co. KGaA	1,690,987

	Household Products — 1.81%
24,400	Henkel AG & Co. KGaA	1,926,678

	Industrial Conglomerates — 0.46%
4,500	Siemens AG — ADR	485,100

	Insurance — 0.97%
5,500	Muenchener Rueckversicherungs-Gesellschaft AG.	1,028,624

	Machinery — 0.61%
15,000	KUKA AG(a)	654,322

	Pharmaceuticals — 1.84%
16,100	Bayer AG	1,660,728
3,000	Bayer AG — ADR	310,650

		1,971,378

SHARES OR FACE AMOUNT		FAIR VALUE*

GERMANY (Continued)
	Software — 1.81%
23,900	SAP AG — ADR	$1,924,906

	Textiles, Apparel & Luxury Goods — 2.65%
17,700	Adidas AG	1,836,434
3,200	Puma SE	998,821

		2,835,255
	Total Germany (Cost $11,086,822)	14,991,701

HONG KONG — 10.52%
	Commercial Banks — 1.20%
384,000	BOC Hong Kong Holdings Ltd.	1,281,228

	Gas Utilities — 1.02%
290,000	China Resources Gas Group Ltd.	805,083
300,000	Towngas China Company Ltd.	277,100

		1,082,183

	Industrial Conglomerates — 4.68%
170,000	Beijing Enterprise Holdings Ltd.	1,309,621
28,184	Jardine Matheson Holdings Ltd.	1,834,779
46,695	Jardine Strategic Holdings Ltd.	1,848,189

		4,992,589

	Insurance — 1.34%
325,000	AIA Group Ltd.	1,423,501

	Oil, Gas & Consumable Fuels — 1.49%
746,000	Kunlun Energy Company Ltd.	1,585,690

	Pharmaceuticals — 0.79%
1,200,000	Sino Biopharmaceutical Ltd.	837,869
	Total Hong Kong (Cost $8,985,664)	11,203,060

INDIA — 0.86%
	Pharmaceuticals — 0.86%
28,300	Dr. Reddy’s Laboratories Ltd. — ADR	915,505
	Total India (Cost $721,953)	915,505

ISRAEL — 0.58%
	Pharmaceuticals — 0.58%
15,600	Teva Pharmaceutical Industries Ltd. — ADR	619,008
	Total Israel (Cost $656,068)	619,008

ITALY — 1.00%
	Beverages — 0.51%
70,000	Davide Campari-Milano SpA	544,660

	Health Care Equipment & Supplies — 0.49%
15,000	DiaSorin SpA	524,919
	Total Italy (Cost $1,127,020)	1,069,579

JAPAN — 1.14%
	Machinery — 0.72%
5,000	FANUC CORP.	764,328

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

JAPAN (Continued)
	Office Electronics — 0.42%
12,200	CANON INC. — ADR	$447,618
	Total Japan (Cost $1,316,475)	1,211,946

LUXEMBOURG — 0.89%
	Wireless Telecommunication Services — 0.89%
11,900	Millicom Internationall Cellular SA	950,495
	Total Luxembourg (Cost $890,509)	950,495

MEXICO — 0.49%
	Food & Staples Retailing — 0.49%
15,800	Wal-Mart de Mexico SAB de CV — ADR	517,450
	Total Mexico (Cost $414,747)	517,450

NETHERLANDS — 3.87%
	Air Freight & Logistics — 0.52%
75,000	TNT Express NV	549,723

	Computers & Peripherals — 0.49%
6,000	Gemalto NV	523,381

	Food Products — 1.42%
37,000	Unilever NV — NY Shares — ADR	1,517,001

	IT Services — 0.79%
34,600	InterXion Holding NV(a)	838,012

	Semiconductors & Semiconductor Equipment — 0.65%
10,241	ASML Holding NV — NY Shares — ADR	696,490
	Total Netherlands (Cost $3,282,469)	4,124,607

NORWAY — 2.10%
	Commercial Services & Supplies — 0.66%
72,000	Tomra Systems ASA	702,649

	Diversified Telecommunication Services — 1.44%
70,000	Telenor ASA	1,530,455
	Total Norway (Cost $1,993,433)	2,233,104

SINGAPORE — 1.04%
	Semiconductors & Semiconductor Equipment — 1.04%
30,770	Avago Technologies Ltd.	1,105,258
	Total Singapore (Cost $1,046,363)	1,105,258

SPAIN — 1.24%
	Specialty Retail — 1.24%
10,000	Inditex S.A.	1,325,437
	Total Spain (Cost $844,268)	1,325,437

SWEDEN — 1.47%
	Communications Equipment — 1.47%
124,000	Telefonaktirbolaget LM Ericsson — ADR(a)	1,562,400
	Total Sweden (Cost $1,477,278)	1,562,400

SHARES OR FACE AMOUNT		FAIR VALUE*

SWITZERLAND — 8.74%
	Capital Markets — 2.61%
92,900	GAM Holding AG	$1,570,677
31,337	Julius Baer Group Ltd.	1,218,423

		2,789,100

	Chemicals — 1.18%
15,000	Syngenta AG — ADR	1,256,250

	Electrical Equipment — 1.33%
62,400	ABB Ltd. — ADR	1,420,224

	Food Products — 0.28%
304	Barry Callebaut AG	293,176

	Insurance — 0.95%
12,500	Swiss Re AG	1,016,539

	Specialty Retail — 1.17%
10,000	Dufry AG(a)	1,240,914

	Textiles, Apparel & Luxury Goods — 1.22%
16,500	Cie Financiere Richemont SA — Class BR A	1,294,902
	Total Switzerland (Cost $7,849,213)	9,311,105

TAIWAN, PROVINCE OF CHINA — 1.36%
	Semiconductors & Semiconductor Equipment — 1.36%
84,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	1,448,790
	Total Taiwan, Province of China (Cost $858,239)	1,448,790

UNITED KINGDOM — 8.80%
	Beverages — 1.98%
12,600	Diageo PLC — ADR	1,585,584
10,000	SABMiller PLC	526,340

		2,111,924

	Capital Markets — 2.87%
121,250	Aberdeen Asset Management PLC	790,733
35,500	Schroders PLC	931,017
41,500	Schroders PLC	1,329,250

		3,051,000

	Energy Equipment & Services — 0.67%
33,000	Petrofac Ltd.	718,536

	Health Care Equipment & Supplies — 0.81%
14,900	Smith & Nephew PLC — ADR	860,177

	Hotels, Restaurants & Leisure — 1.31%
161,085	Millennium & Copthorne Hotels PLC	1,392,694

	Internet Software & Services — 1.16%
90,000	Telecity Group PLC	1,235,546
	Total United Kingdom (Cost $7,208,450)	9,369,877

TOTAL COMMON STOCKS		90,700,623
(COST $76,018,048)

    Buffalo International Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

PREFERRED STOCKS — 2.16%
BRAZIL — 2.16%
	Beverages — 1.52%
38,100	Cie de Bebidas das Americas (AMBEV) — ADR	$1,612,773

	Oil, Gas & Consumable Fuels — 0.64%
37,800	Petroleo Brasileiro S.A. — ADR	686,070
	Total Brazil (Cost $2,094,368)	2,298,843

TOTAL PREFERRED STOCKS		2,298,843
(COST $2,094,368)

SHORT TERM INVESTMENTS — 1.21%
INVESTMENT COMPANY — 1.21%
1,289,166	Fidelity Institutional — Government Portfolio — 0.01%(c)	1,289,166
	Total Investment Company	1,289,166

TOTAL SHORT TERM INVESTMENTS		1,289,166
(COST $1,289,166)

TOTAL INVESTMENTS — 88.53%		94,288,632
(COST $79,401,582)

Other Assets in Excess of Liabilities — 11.47%		12,211,549

TOTAL NET ASSETS — 100.00%		$106,500,181

ADR — American Depository Receipt

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Portion of this security deemed illiquid. The total value of this portion amounted to $335,923 (0.32% of net assets) at March 31, 2013.
(c)	7-day yeild
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

As of March 31, 2013, the industry diversification was as follows:

	FAIR VALUE	PERCENTAGE
Common Stocks
Air Freight & Logistics	$549,723	0.52%
Automobiles	1,439,237	1.35%
Beverages	5,117,805	4.81%
Biotechnology	1,629,440	1.53%
Capital Markets	5,840,100	5.48%
Chemicals	3,493,286	3.28%
Commercial Banks	1,281,228	1.20%
Commercial Services & Supplies	702,649	0.66%
Communications Equipment	3,023,157	2.84%
Computers & Peripherals	523,381	0.49%
Diversified Financial Services	1,239,594	1.16%
Diversified Telecommunication Services	1,530,455	1.44%
Electrical Equipment	2,662,341	2.50%
Energy Equipment & Services	1,897,547	1.78%
Food & Staples Retailing	517,450	0.49%
Food Products	5,521,933	5.18%
Gas Utilities	1,913,096	1.80%
Health Care Equipment & Supplies	4,222,361	3.96%
Health Care Providers & Services	1,871,098	1.76%
Hotels, Restaurants & Leisure	1,392,694	1.31%
Household Products	1,926,678	1.81%
Industrial Conglomerates	5,477,689	5.14%
Insurance	5,506,647	5.17%
Internet Software & Services	1,235,546	1.16%
IT Services	838,012	0.79%
Machinery	1,418,650	1.33%
Media	791,385	0.74%
Metals & Mining	236,544	0.22%
Multiline Retail	1,098,549	1.03%
Office Electronics	447,618	0.42%
Oil, Gas & Consumable Fuels	1,585,690	1.49%
Personal Products	1,301,634	1.22%
Pharmaceuticals	4,343,760	4.08%
Real Estate Management & Development	803,345	0.75%
Road & Rail	521,880	0.49%
Semiconductors & Semiconductor Equipment	3,250,538	3.05%
Software	3,265,838	3.07%
Specialty Retail	3,086,771	2.90%
Textiles, Apparel & Luxury Goods	4,885,374	4.59%
Wireless Telecommunication Services	2,309,900	2.17%

Total Common Stocks	90,700,623	85.16%

Preferred Stocks
Beverages	1,612,773	1.52%
Oil, Gas & Consumable Fuels	686,070	0.64%

Total Preferred Stocks	2,298,843	2.16%

Short Term Investments
Investment Company	1,289,166	1.21%

Total Short Term Investments	1,289,166	1.21%

Total Investments	94,288,632	88.53%
Other Assets in Excess of Liabilities	12,211,549	11.47%

TOTAL NET ASSETS	$106,500,181	100.00%

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 101.36%
CONSUMER DISCRETIONARY — 16.07%
	Automobiles — 3.22%
8,900	TOYOTA MOTOR CORP. — ADR(b)	$913,496

	Hotels, Restaurants & Leisure — 2.79%
18,750	Marriott International, Inc. — Class A	791,813

	Media — 1.36%
6,800	The Walt Disney Co.	386,240

	Specialty Retail — 1.73%
10,500	TJX Companies, Inc.	490,875

	Textiles, Apparel & Luxury Goods — 6.97%
15,700	Coach, Inc.	784,842
9,400	Luxottica Group S.p.A. — ADR(b)	472,726
12,150	NIKE, Inc.	716,972

		1,974,540
	Total Consumer Discretionary (Cost $3,627,943)	4,556,964

CONSUMER STAPLES — 5.56%
	Food & Staples Retailing — 5.56%
6,800	Costco Wholesale Corp.	721,548
9,850	Whole Foods Market, Inc.	854,488
	Total Consumer Staples (Cost $1,252,059)	1,576,036

ENERGY — 3.69%
	Energy Equipment & Services — 3.69%
13,979	Schlumberger Ltd.(b)	1,046,887
	Total Energy (Cost $703,429)	1,046,887

FINANCIALS — 12.61%
	Capital Markets — 4.21%
4,900	The Goldman Sachs Group, Inc.	721,035
6,300	T. Rowe Price Group Inc.	471,681

		1,192,716

	Diversified Financial Services — 8.40%
10,275	American Express Co.	693,152
6,000	Franklin Resources, Inc.	904,860
16,550	JPMorgan Chase & Co.	785,463

		2,383,475
	Total Financials (Cost $2,332,374)	3,576,191

HEALTH CARE — 17.94%
	Biotechnology — 3.18%
18,400	Gilead Sciences, Inc.(a)	900,312

	Health Care Technology — 2.91%
8,700	Cerner Corp.(a)	824,325

	Life Science Tools & Services — 1.98%
16,700	PerkinElmer, Inc.	561,788

	Pharmaceuticals — 9.87%
10,800	Eli Lilly and Co.	613,332
19,400	Forest Laboratories, Inc.(a)	737,976

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE (Continued)
25,325	Hospira, Inc.(a)	$831,419
5,200	Perrigo Co.	617,396

		2,800,123
	Total Health Care (Cost $3,849,201)	5,086,548

INDUSTRIALS — 13.39%
	Aerospace & Defense — 5.72%
10,900	The Boeing Co.	935,765
3,600	Precision Castparts Corp.	682,632

		1,618,397

	Air Freight & Logistics — 1.59%
4,600	FedEx Corp.	451,720

	Construction & Engineering — 2.30%
9,850	Fluor Corp.	653,351

	Road & Rail — 2.23%
4,450	Union Pacific Corp.	633,725

	Trading Companies & Distributors — 1.55%
1,950	W.W. Grainger, Inc.	438,711
	Total Industrials (Cost $2,701,988)	3,795,904

INFORMATION TECHNOLOGY — 26.69%
	Communications Equipment — 5.14%
37,400	Juniper Networks, Inc.(a)	693,396
11,400	QUALCOMM Inc.	763,229

		1,456,625

	Computers & Peripherals — 4.62%
1,685	Apple Inc.	745,832
16,550	NetApp, Inc.(a)	565,348

		1,311,180

	Internet Software & Services — 7.27%
14,300	eBay Inc.(a)	775,346
18,600	Facebook Inc.(a)	475,788
1,020	Google Inc. — Class A(a)	809,910

		2,061,044

	IT Services — 1.92%
3,200	Visa Inc.	543,488

	Semiconductors & Semiconductor Equipment — 5.12%
23,300	Altera Corp.	826,451
18,000	Broadcom Corp. — Class A	624,060

		1,450,511

	Software — 2.62%
22,950	Oracle Corp.	742,203
	Total Information Technology (Cost $5,850,518)	7,565,051

    Buffalo Large Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

MATERIALS — 5.41%
	Chemicals — 5.41%
8,700	Monsanto Co.	$918,981
5,500	Praxair, Inc.	613,470
	Total Materials (Cost $1,081,632)	1,532,451

TOTAL COMMON STOCKS		28,736,032
(COST $21,399,144)

SHORT TERM INVESTMENTS — 2.31%
INVESTMENT COMPANY — 2.31%
655,471	Fidelity Institutional — Government Portfolio — 0.01%(c)	655,471
	Total Investment Company	655,471

TOTAL SHORT TERM INVESTMENTS		655,471
(COST $655,471)

TOTAL INVESTMENTS — 103.67%		29,391,503
(COST $22,054,615)

Liabilities in Excess of Other Assets — (3.67)%		(1,039,442)

TOTAL NET ASSETS — 100.00%		$28,352,061

ADR — American Depositary Receipt

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $2,433,109 (8.58% of net assets) at March 31, 2013.
(c)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Micro Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 93.90%
CONSUMER DISCRETIONARY — 8.93%
	Diversified Consumer Services — 1.80%
173,600	LifeLock, Inc.(a)	$1,671,768

	Hotels, Restaurants & Leisure — 1.86%
104,200	SHFL Entertainment, Inc.(a)	1,726,594

	Household Durables — 3.31%
61,900	iRobot Corp.(a)	1,588,354
74,000	TRI Pointe Homes, Inc.(a)	1,491,100

		3,079,454

	Textiles, Apparel & Luxury Goods — 1.96%
34,300	Oxford Industries, Inc.	1,821,330
	Total Consumer Discretionary (Cost $6,317,775)	8,299,146

CONSUMER STAPLES — 1.67%
	Food Products — 1.67%
172,400	Boulder Brands, Inc.(a)	1,548,152
	Total Consumer Staples (Cost $1,298,380)	1,548,152

FINANCIALS — 2.42%
	Diversified Financial Services — 2.42%
60,400	MarketAxess Holdings, Inc.	2,252,920
	Total Financials (Cost $763,950)	2,252,920

HEALTH CARE — 18.43%
	Health Care Equipment & Services — 1.55%
60,800	Quidel Corp.(a)	1,444,000

	Health Care Equipment & Supplies — 7.10%
259,000	Accuray Inc.(a)	1,201,760
50,200	Align Technology, Inc.(a)	1,682,201
26,500	ICU Medical, Inc.(a)	1,562,175
46,625	Meridian Bioscience, Inc.	1,063,983
21,950	Neogen Corp.(a)	1,088,062

		6,598,181

	Health Care Providers & Services — 2.96%
23,900	Landauer, Inc.	1,347,482
24,200	National Research Corp.	1,404,568

		2,752,050

	Health Care Technology — 6.82%
20,000	Computer Programs and Systems, Inc.	1,082,200
69,100	HealthStream, Inc.(a)	1,585,154
29,700	Medidata Solutions, Inc.(a)	1,722,006
103,000	Omnicell, Inc.(a)	1,944,640

		6,334,000
	Total Health Care (Cost $11,426,948)	17,128,231

INDUSTRIALS — 11.44%
	Building Products — 0.45%
56,500	Ameresco, Inc. — Class A(a)	418,100

    Buffalo Micro Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INDUSTRIALS (Continued)
	Commercial Services & Supplies — 1.65%
101,500	Heritage-Crystal Clean, Inc.(a)	$1,532,650

	Construction & Engineering — 1.97%
74,600	MYR Group Inc.(a)	1,832,176

	Electrical Equipment — 1.86%
77,700	Thermon Group Holdings Inc.(a)	1,725,717

	Machinery — 2.46%
11,000	Chart Industries, Inc.(a)	880,110
28,700	Proto Labs, Inc.(a)	1,409,170

		2,289,280

	Professional Services — 3.05%
24,700	Exponent, Inc.(a)	1,332,318
60,000	WageWorks, Inc.(a)	1,501,800

		2,834,118
	Total Industrials (Cost $7,910,653)	10,632,041

INFORMATION TECHNOLOGY — 47.55%
	Communications Equipment — 3.44%
267,300	EXFO, Inc.(a)(b)(c)	1,360,557
154,900	Procera Networks, Inc.(a)	1,841,761

		3,202,318

	Computers & Peripherals — 0.83%
10,400	Stratasys Ltd.(a)(b)	771,888

	Electronic Equipment, Instruments & Components — 3.89%
54,200	DTS, Inc.(a)	901,346
81,400	Electro Scientific Industries, Inc.	899,470
41,714	FARO Technologies, Inc.(a)	1,809,970

		3,610,786

	Internet Software & Services — 18.08%
89,700	comScore Inc.(a)	1,505,166
55,500	Cornerstone OnDemand, Inc.(a)	1,892,550
63,500	E2open, Inc.(a)	1,266,190
60,800	Envestnet, Inc.(a)	1,064,608
232,200	Internap Network Services Corp.(a)	2,171,070
111,900	Keynote Systems, Inc.	1,562,124
84,000	LogMeIn, Inc.(a)	1,614,480
91,200	SciQuest, Inc.(a)	2,192,448
51,400	SPS Commerce Inc.(a)	2,193,238
377,600	Zix Corp.(a)	1,351,808

		16,813,682

	Semiconductors & Semiconductor Equipment — 3.32%
24,500	NVE Corp.(a)	1,382,290
106,450	PDF Solutions, Inc.(a)	1,705,329

		3,087,619

	Software — 17.99%
16,500	ACI Worldwide, Inc.(a)	806,190
41,500	Bottomline Techologies, Inc.(a)	1,183,165
62,700	Ellie Mae, Inc.(a)	1,507,935
118,100	Exa Corp.(a)	1,124,312

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
50,100	FleetMatics Group PLC(a)(b)	$1,214,925
48,000	Guidewire Software Inc.(a)	1,845,120
34,500	Imperva Inc.(a)	1,328,250
137,100	Mitek Systems, Inc.(a)	641,628
30,000	Model N, Inc.(a)	594,600
98,628	Proofpoint, Inc.(a)	1,662,868
72,200	PROS Holdings, Inc.(a)	1,961,674
46,000	Synchronoss Technologies, Inc.(a)	1,427,380
115,000	Tangoe, Inc.(a)	1,424,850

		16,722,897
	Total Information Technology (Cost $34,824,596)	44,209,190

MATERIALS — 1.74%
	Metals & Mining — 1.74%
148,700	Horsehead Holding Corp.(a)	1,617,856
	Total Materials (Cost $1,490,185)	1,617,856

TELECOMMUNICATION SERVICES — 1.72%
	Diversified Telecommunication Services — 1.72%
233,600	8x8, Inc.(a)	1,600,160
	Total Telecommunication Services (Cost $1,288,639)	1,600,160

TOTAL COMMON STOCKS		87,287,696
(COST $65,321,126)

SHORT TERM INVESTMENTS — 7.01%
INVESTMENT COMPANY — 7.01%
6,515,203	Fidelity Institutional — Government Portfolio — 0.01%(d)	6,515,203
	Total Investment Company	6,515,203

TOTAL SHORT TERM INVESTMENTS		6,515,203
(COST $6,515,203)

TOTAL INVESTMENTS — 100.91%		93,802,899
(COST $71,836,329)

Liabilities in Excess of Other Assets — (0.91)%		(844,124)

TOTAL NET ASSETS — 100.00%		$92,958,775

PLC — Public Limited Company

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $3,347,370 (3.60% of net assets) at March 31, 2013.
(c)	Portion of this security deemed illiquid. The total value of this portion amounted to $600,452 (0.65% of net assets) at March 31, 2013.
(d)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 98.15%
CONSUMER DISCRETIONARY — 23.50%
	Auto Components — 6.46%
230,100	Autoliv, Inc.	$15,909,113
146,450	BorgWarner, Inc.(a)	11,326,443
658,671	Gentex Corp.	13,180,007

		40,415,563

	Distributors — 1.61%
461,300	LKQ Corp.(a)	10,037,888

	Hotels, Restaurants & Leisure — 4.00%
726,700	International Game Technology	11,990,550
303,825	Life Time Fitness, Inc.(a)	12,997,634

		24,988,184

	Household Durables — 1.55%
217,200	Harman International Industries, Inc.	9,693,636

	Specialty Retail — 7.16%
255,325	Abercrombie & Fitch Co. — Class A	11,796,015
86,925	PetSmart, Inc.	5,398,043
441,475	Urban Outfitters, Inc.(a)	17,102,741
202,775	Williams-Sonoma, Inc.	10,446,968

		44,743,767

	Textiles, Apparel & Luxury Goods — 2.72%
332,550	Under Armour, Inc. — Class A(a)	17,026,560
	Total Consumer Discretionary (Cost $105,557,076)	146,905,598

CONSUMER STAPLES — 0.91%
	Food & Staples Retailing — 0.91%
65,575	Whole Foods Market, Inc.	5,688,631
	Total Consumer Staples (Cost $1,996,600)	5,688,631

ENERGY — 2.00%
	Energy Equipment & Services — 2.00%
434,300	Forum Energy Technologies Inc.(a)	12,490,468
	Total Energy (Cost $10,027,622)	12,490,468

FINANCIALS — 16.02%
	Capital Markets — 8.21%
111,200	Affiliated Managers Group, Inc.(a)	17,076,984
318,175	Eaton Vance Corp.	13,309,260
384,025	Northern Trust Corp.	20,952,404

		51,338,648

	Diversified Financial Services — 7.81%
233,375	Moody’s Corp.	12,443,555
314,375	Morningstar, Inc.	21,981,100
424,100	MSCI, Inc.(a)	14,389,713

		48,814,368
	Total Financials (Cost $69,407,655)	100,153,016

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE — 12.00%
	Health Care Technology — 1.32%
87,050	Cerner Corp.(a)	$8,247,988

	Life Sciences Tools & Services — 4.43%
372,725	Illumina, Inc.(a)	20,127,150
224,100	PerkinElmer, Inc.	7,538,724

		27,665,874

	Pharmaceuticals — 6.25%
343,400	Forest Laboratories, Inc.(a)	13,062,936
504,850	Hospira, Inc.(a)	16,574,225
79,700	Perrigo Co.	9,462,781

		39,099,942
	Total Health Care (Cost $62,462,570)	75,013,804

INDUSTRIALS — 11.63%
	Commercial Services & Supplies — 1.92%
594,400	Covanta Holding Corp.	11,977,160

	Construction & Engineering — 2.58%
564,975	Quanta Services, Inc.(a)	16,146,986

	Professional Services — 3.57%
189,100	The Advisory Board Co.(a)	9,931,532
200,450	Verisk Analytics, Inc — Class A(a)	12,353,733

		22,285,265

	Road & Rail — 2.44%
164,050	Genesee & Wyoming Inc.(a)	15,274,696

	Trading Companies & Distributors — 1.12%
81,500	MSC Industrial Direct Co., Inc.	6,991,070
	Total Industrials (Cost $52,033,816)	72,675,177

INFORMATION TECHNOLOGY — 29.99%
	Communications Equipment — 2.82%
952,200	Juniper Networks, Inc.(a)	17,653,788

	Electronic Equipment, Instruments & Components — 4.30%
498,375	Dolby Laboratories, Inc. — Class A	16,725,465
309,950	National Instruments Corp.	10,150,863

		26,876,328

	Internet Software & Services — 6.13%
549,800	Akamai Technologies, Inc.(a)	19,402,442
44,400	Equinix, Inc.(a)	9,604,164
185,150	Rackspace Hosting, Inc.(a)	9,346,372

		38,352,978

	IT Services — 3.28%
274,800	NeuStar, Inc.(a)	12,786,444
371,975	VeriFone Systems, Inc.(a)	7,692,443

		20,478,887

	Semiconductors & Semiconductor Equipment — 3.97%
290,300	Altera Corp.	10,296,941
275,175	KLA-Tencor Corp.	14,512,730

		24,809,671

    Buffalo Mid Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
	Software — 9.49%
117,100	ANSYS, Inc.(a)	$9,534,282
506,350	Electronic Arts Inc.(a)	8,962,395
587,600	Fortinet Inc.(a)	13,914,367
140,925	MICROS Systems, Inc.(a)	6,413,497
118,500	Red Hat, Inc.(a)	5,991,360
249,450	Solera Holdings Inc.	14,550,418

		59,366,319
	Total Information Technology (Cost $151,572,432)	187,537,971

MATERIALS — 2.10%
	Chemicals — 2.10%
229,850	FMC Corp.	13,108,346
	Total Materials (Cost $6,426,334)	13,108,346

TOTAL COMMON STOCKS		613,573,011
(COST $459,484,105)

SHORT TERM INVESTMENTS — 1.83%
INVESTMENT COMPANY — 1.83%
11,453,895	Fidelity Institutional — Government Portfolio — 0.01%(b)	11,453,895
	Total Investment Company	11,453,895

TOTAL SHORT TERM INVESTMENTS		11,453,895
(COST $11,453,895)

TOTAL INVESTMENTS — 99.98%		625,026,906
(COST $470,938,000)

Other Assets in Excess of Liabilities — 0.02%		151,292

TOTAL NET ASSETS — 100.00%		$625,178,198

(a)	Non Income Producing
(b)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

    Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

SHARES OR FACE AMOUNT		FAIR VALUE*

COMMON STOCKS — 97.32%
CONSUMER DISCRETIONARY — 15.26%
	Auto Components — 1.33%
2,090,514	Gentex Corp.	$41,831,185

	Hotels, Restaurants & Leisure — 2.59%
1,906,550	Life Time Fitness, Inc.(a)	81,562,209

	Household Durables — 1.88%
1,323,400	Harman International Industries, Inc.	59,063,342

	Media — 1.99%
4,428,700	Pandora Media Inc.(a)	62,710,392

	Specialty Retail — 2.17%
680,950	Hibbett Sports Inc.(a)	38,317,057
610,000	Vitamin Shoppe, Inc.(a)	29,798,500

		68,115,557

	Textiles, Apparel & Luxury Goods — 5.30%
787,550	Deckers Outdoor Corp.(a)	43,858,659
1,039,975	Oxford Industries, Inc.(c)(d)	55,222,672
1,341,625	Tumi Holdings Inc.(a)	28,093,628
1,662,250	Vera Bradley, Inc.(a)	39,278,968

		166,453,927
	Total Consumer Discretionary (Cost $338,276,605)	479,736,612

CONSUMER STAPLES — 2.40%
	Food & Staples Retailing — 2.40%
1,760,925	The Fresh Market, Inc.(a)	75,314,762
	Total Consumer Staples (Cost $75,765,984)	75,314,762

ENERGY — 3.76%
	Energy Equipment & Services — 3.76%
256,650	CARBO Ceramics, Inc.	23,373,116
1,430,700	Lufkin Industries, Inc.	94,984,173
	Total Energy (Cost $110,842,818)	118,357,289

FINANCIALS — 11.61%
	Capital Markets — 6.39%
202,700	Artisan Partners Asset Management, Inc.(a)	7,996,515
1,657,375	Financial Engines Inc.(a)	60,030,123
1,606,650	Stifel Financial Corp.(a)	55,702,556
1,497,800	Waddell & Reed Financial, Inc. — Class A	65,573,683
1,118,725	WisdomTree Investments, Inc.(a)	11,634,740

		200,937,617

	Diversified Financial Services — 3.92%
1,675,281	MarketAxess Holdings, Inc.	62,487,981
868,150	Morningstar, Inc.(c)	60,701,048

		123,189,029

	Real Estate Management & Development — 1.30%
1,231,425	FirstService Corp.(a)(b)(c)	40,932,567
	Total Financials (Cost $179,274,030)	365,059,213

    Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

HEALTH CARE — 12.77%
	Health Care Equipment & Supplies — 6.49%
3,712,757	Align Technology, Inc.(a)	$124,414,487
1,283,425	Haemonetics Corp.(a)	53,467,486
1,009,300	Insulet Corp.(a)	26,100,498

		203,982,471

	Health Care Technology — 2.49%
807,750	athenahealth Inc.(a)	78,384,060

	Life Sciences Tools & Services — 3.05%
1,575,725	ICON PLC.(a)(b)	50,880,160
664,000	Techne Corp.	45,052,400

		95,932,560

	Pharmaceuticals — 0.74%
1,677,275	Akorn, Inc.(a)	23,196,713
	Total Health Care (Cost $217,716,308)	401,495,804

INDUSTRIALS — 15.20%
	Aerospace & Defense — 3.15%
3,413,550	Hexcel Corp.(a)	99,027,086

	Electrical Equipment — 2.17%
1,700,750	Polypore International, Inc.(a)	68,336,135

	Machinery — 3.58%
691,950	Chart Industries, Inc.(a)	55,362,920
363,519	Valmont Industries, Inc.	57,170,632

		112,533,552

	Professional Services — 5.48%
1,593,460	The Corporate Executive Board Co.(c)	92,675,633
726,900	Costar Group, Inc.(a)	79,566,474

		172,242,107

	Road & Rail — 0.82%
278,160	Genesee & Wyoming Inc.(a)	25,899,478
	Total Industrials (Cost $229,956,693)	478,038,358

INFORMATION TECHNOLOGY — 36.32%
	Communications Equipment — 4.68%
4,855,908	ADTRAN, Inc.(d)	95,418,592
2,092,900	Aruba Networks Inc.(a)	51,778,346

		147,196,938

	Computers & Peripherals — 2.64%
1,118,725	Stratasys Ltd.(a)(b)	83,031,770

	Electronic Equipment, Instruments & Components — 2.13%
734,650	DTS, Inc.(a)(c)	12,217,230
1,674,462	National Instruments Corp.	54,838,630

		67,055,860

	Internet Software & Services — 9.21%
1,604,300	Angie’s List Inc.(a)	31,700,968
1,044,850	Cornerstone OnDemand, Inc.(a)	35,629,385
2,490,350	DealerTrack Holdings Inc.(a)(c)(d)	73,166,482
3,299,725	Dice Holdings Inc.(a)(c)(d)	33,426,214

SHARES OR FACE AMOUNT		FAIR VALUE*

INFORMATION TECHNOLOGY (Continued)
3,398,450	Internap Network Services Corp.(a)(c)(d)	$31,775,508
1,263,600	Liquidity Services Inc.(a)	37,667,916
1,893,450	LogMeIn, Inc.(a)(d)	36,392,109
1,505,000	Millennial Media Inc.(a)	9,556,750

		289,315,332

	IT Services — 3.94%
1,303,300	InterXion Holding NV(a)(b)	31,565,926
1,667,000	NeuStar, Inc.(a)	77,565,510
2,100,000	ServiceSource International Inc.(a)	14,847,000

		123,978,436

	Semiconductors & Semiconductor Equipment — 5.58%
830,946	Cabot Microelectronics Corp.(a)	28,875,374
2,253,443	MKS Instruments, Inc.(c)	61,293,650
2,407,958	Semtech Corp.(a)	85,217,633

		175,386,657

	Software — 8.14%
1,467,450	ACI Worldwide, Inc.(a)	71,699,607
769,850	Advent Software, Inc.(a)	21,532,705
843,275	Broadsoft Inc.(a)	22,321,489
1,141,775	Infoblox, Inc.(a)	24,776,518
238,953	Manhattan Associates, Inc.(a)	17,751,818
2,549,300	RealD Inc.(a)(d)	33,140,900
593,269	RealPage, Inc.(a)	12,286,601
502,300	The Ultimate Software Group, Inc.(a)	52,319,568

		255,829,206
	Total Information Technology (Cost $913,310,160)	1,141,794,199

TOTAL COMMON STOCKS		3,059,796,237
(COST $2,065,142,598)

REITS — 0.02%
FINANCIALS — 0.02%
	Real Estate Investment Trusts — 0.02%
32,500	CyrusOne Inc.(a)	742,300
	Total Financials (Cost $617,500)	742,300

TOTAL REITS		742,300
(COST $617,500)

    Buffalo Small Cap Fund

SCHEDULE OF INVESTMENTS

March 31, 2013

(Continued)

SHARES OR FACE AMOUNT		FAIR VALUE*

SHORT TERM INVESTMENTS — 3.42%
	INVESTMENT COMPANY — 3.42%
107,579,472	Fidelity Institutional — Government Portfolio — 0.01%(e)	$107,579,472
	Total Investment Company	107,579,472

	TOTAL SHORT TERM INVESTMENTS	107,579,472
	(COST $107,579,472)

	TOTAL INVESTMENTS — 100.76%	3,168,118,009
	(COST $2,173,339,570)

	Liabilities in Excess of Other Assets — (0.76)%	(23,938,819)

	TOTAL NET ASSETS — 100.00%	$3,144,179,190

(a)	Non Income Producing
(b)	Foreign Issued Security. The total value of these securities amounted to $206,410,423 (6.56% of net assets) at March 31, 2013.
(c)	Portion or all of these securities deemed illiquid. The total value of these portions amounted to $140,230,392 (4.46% of net assets) at March 31, 2013
(d)	Affliated company; the Fund owns 5% or more of the outstanding voting securites of the issuer. The total values of these securities amounted to $358,542,477 (11.40% of net assets) on March 31, 2013.
(e)	7-day yield
*	See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

    Statements of Assets and Liabilities

March 31, 2013

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO FLEXIBLE INCOME FUND
ASSETS:
Investments in securities, at cost:
Investments in securities of unaffiliated issuers	$414,781,500	$13,423,217	$755,119,866
Investments in securities of affiliated issuers (Note 7)	—	—	—

Total investments, at cost	$414,781,500	$13,423,217	$755,119,866

Investments in securities, at value:
Investments in securities of unaffiliated issuers	$514,535,791	$14,000,214	$853,730,164
Investments in securities of affiliated issuers (Note 7)	—	—	—

Total investments, at value	514,535,791	14,000,214	853,730,164
Cash:	—	6,164	236,455
Cash denominated in foreign currency, at value:(1)	—	—	—
Receivables:
Investments sold	8,416,466	495,244	1,619,473
Fund shares sold	903,335	3,164	5,412,247
Dividends	139,427	21,032	944,206
Interest	106	42	3,963,721
Other assets	37,510	187	41,742

Total assets	524,032,635	14,526,047	865,948,008

LIABILITIES:
Payables:
Investments purchased	7,924,258	682,000	1,775,151
Written options, at value(2) (Note 8)	—	10,970	392,913
Fund shares purchased	237,666	—	359,829
Management fees	433,178	10,234	702,445
Custodian	—	—	—
Accrued expenses	8,714	21,148	36,878

Total liabilities	8,603,816	724,352	3,267,216

NET ASSETS	$515,428,819	$13,801,695	$862,680,792

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$410,322,059	$13,158,589	$763,582,990
Undistributed (distribution in excess of) net investment income (loss)	(236,044)	827	(527,417)
Accumulated net realized gain (loss) from investment and foreign currency transactions	5,588,513	61,000	1,185,174
Net unrealized appreciation from:
Investments and translation of assets and liabilities in foreign currency	99,754,291	581,279	98,440,045

NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$515,428,819	$13,801,695	$862,680,792

Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited

Outstanding	30,178,384	1,308,673	63,708,885

NET ASSET VALUE PER SHARE	$17.08	$10.55	$13.54

(1) Cash denominated in foreign currency, at cost	—	—	—

(2) Written options, premiums received	—	15,252	222,660

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND

$404,708,651	$234,214,243	$79,401,582	$22,054,615	$71,836,329	$470,938,000	$1,821,138,617
—	—	—	—	—	—	352,200,953

$404,708,651	$234,214,243	$79,401,582	$22,054,615	$71,836,329	$470,938,000	$2,173,339,570

$493,397,616	$256,926,156	$94,288,632	$29,391,503	$93,802,899	$625,026,906	$2,809,575,532
—	—	—	—	—	—	358,542,477

493,397,616	256,926,156	94,288,632	29,391,503	93,802,899	625,026,906	3,168,118,009
—	—	1,970,637	—	—	—	—
—	—	9,002,763	—	—	—	—

—	—	2,150,373	258,368	—	—	7,226,238
643,302	369,324	26,399	1,550	578,887	1,423,467	6,395,243
405,282	170,762	209,489	21,458	21,247	302,449	542,637
86	4,022,458	18	9	59	130	670
23,703	18,423	20,352	11,070	15,391	26,854	73,844

494,469,989	261,507,123	107,668,663	29,683,958	94,418,483	626,779,806	3,182,356,641

—	—	998,792	70,774	1,328,106	—	33,559,089
—	—	—	—	—	—	—
413,626	161,986	5,262	1,237,928	17,380	1,060,004	1,969,635
377,201	220,349	90,084	22,698	110,574	529,934	2,630,895
—	—	39,905	—	—	—	—
19,899	12,539	34,439	497	3,648	11,670	17,832

810,726	394,874	1,168,482	1,331,897	1,459,708	1,601,608	38,177,451

$493,659,263	$261,112,249	$106,500,181	$28,352,061	$92,958,775	$625,178,198	$3,144,179,190

$396,965,826	$238,626,125	$101,807,982	$18,928,401	$73,433,999	$453,576,168	$1,992,653,982
1,520,070	(474,311)	(97,616)	72	(250,055)	(650,311)	—
6,484,402	248,522	(10,078,554)	2,086,700	(2,191,739)	18,163,435	156,746,769

88,688,965	22,711,913	14,868,369	7,336,888	21,966,570	154,088,906	994,778,439

$493,659,263	$261,112,249	$106,500,181	$28,352,061	$92,958,775	$625,178,198	$3,144,179,190

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

16,719,438	22,377,056	10,357,604	1,294,987	6,707,266	34,844,596	101,659,345

$29.53	$11.67	$10.28	$21.89	$13.86	$17.94	$30.93

—	—	9,021,444	—	—	—	—

—	—	—	—	—	—	—

    Statements of Operations

For the Period Ended March 31, 2013

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND(1)	BUFFALO FLEXIBLE INCOME FUND
INVESTMENT INCOME:
Interest	$1,739	$92	$12,285,464
Dividends:
Dividends from securities of unaffiliated issuers	4,804,851	75,434	10,358,039
Dividends from securities of affiliated issuers (Note 7)	—	—	—
Foreign tax withheld	—	(516)	(74,024)

Total investment income	4,806,590	75,010	22,569,479

EXPENSES:
Management fees (Note 3)	4,375,358	30,567	5,770,208
Custody fees	—	—	—
Registration fees	37,891	20,887	63,334
Other	13,909	3,379	41,071

Total expenses	4,427,158	54,833	5,874,613

Net investment income (loss)	379,432	20,177	16,694,866

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from:
Investment transactions of unaffiliated issuers	23,697,166	61,000	5,458,477
Investment transactions of affiliated issuers (Note 7)	—	—	—
Options written (Note 8)	—	—	753,430
Net unrealized appreciation/depreciation during the period on:
Investments	14,956,406	576,997	57,142,709
Options written (Note 8)	—	4,282	(209,174)

Net realized and unrealized gain on investments	38,653,572	642,279	63,145,442

Net increase in net assets resulting from operations	$39,033,004	$662,456	$79,840,308

(1)	For the period from December 3, 2012 (commencement of operations) to March 31, 2013.

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND	BUFFALO HIGH YIELD FUND	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND

$1,674	$14,664,287	$219	$133	$532	$2,196	$11,558

7,010,068	1,024,833	1,312,735	400,126	474,380	7,007,715	16,117,732
—	—	—	—	—	—	3,395,066
—	(32,813)	(145,027)	(3,623)	—	—	—

7,011,742	15,656,307	1,167,927	396,636	474,912	7,009,911	19,524,356

4,428,205	2,670,579	774,055	274,085	855,273	6,514,517	28,033,885
—	—	41,721	—	—	—	—
57,963	29,329	21,947	19,712	22,623	44,343	55,562
11,161	6,501	2,397	1,351	4,250	13,915	49,048

4,497,329	2,706,409	840,120	295,148	882,146	6,572,775	28,138,495

2,514,413	12,949,898	327,807	101,488	(407,234)	437,136	(8,614,139)

9,007,582	1,637,852	1,738,698	2,510,577	2,558,114	30,259,276	354,973,015
—	—	—	—	—	—	36,449,591
—	—	—	—	—	—	—

17,309,786	6,498,064	4,383,091	(264,267)	9,688,872	(8,407,055)	24,774,097
—	—	—	—	—	—	—

26,317,368	8,135,916	6,121,789	2,246,310	12,246,986	21,852,221	416,196,703

$28,831,781	$21,085,814	$6,449,596	$2,347,798	$11,839,752	$22,289,357	$407,582,564

    Statements of Changes in Net Assets

	BUFFALO DISCOVERY FUND
	YEAR ENDED MARCH 31, 2013(2)	YEAR ENDED MARCH 31, 2012
OPERATIONS:
Net investment income (loss)	$379,432	$(1,625,442)
Net realized gain (loss) from investment transactions	23,697,166	22,793,819
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	14,956,406	20,000,119

Net increase in net assets resulting from operations	39,033,004	41,168,496

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(849,449)	—
Net realized gain from investment transactions	(31,647,443)	(21,747,641)

Total distributions to shareholders	(32,496,892)	(21,747,641)

CAPITAL SHARE TRANSACTIONS:
Shares sold	189,146,492	135,265,084
Reinvested dividends and distributions	31,879,357	21,444,054

Shares issued	221,025,849	156,709,138
Redemptions	(128,944,136)	(123,587,768)
Redemption fees (Note 5)	38,647	42,093

Shares repurchased	(128,905,489)	(123,545,675)

Net increase (decrease) from capital share transactions	92,120,360	33,163,463

Total increase (decrease) in net assets	98,656,472	52,584,318

NET ASSETS:
Beginning of period	416,772,347	364,188,029

End of period	$515,428,819	$416,772,347

Undistributed (distribution in excess of) net investment income (loss) at end of year	$(236,044)	$(91,015)

Fund share transactions:
Shares sold	11,466,234	8,607,620
Reinvested dividends and distributions	2,008,781	1,523,015

	13,475,015	10,130,635
Shares repurchased	(7,876,089)	(7,916,853)

Net increase (decrease) in fund shares	5,598,926	2,213,782

(1)	For the period from December 3, 2012 (commencement of operations) to March 31, 2013.
(2)	Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND	BUFFALO FLEXIBLE INCOME FUND		BUFFALO GROWTH FUND		BUFFALO HIGH YIELD FUND
PERIOD ENDED MARCH 31, 2013(1)	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012

$20,177	$16,694,866	$7,963,786	$2,514,413	$1,161,671	$12,949,898	$13,918,338
61,000	6,211,907	(181,742)	9,007,582	(2,464,048)	1,637,852	298,745
581,279	56,933,535	15,964,790	17,309,786	44,671,784	6,498,064	24,117

662,456	79,840,308	23,746,834	28,831,781	43,369,407	21,085,814	14,241,200

(19,350)	(19,644,122)	(7,871,498)	(2,159,726)	(69,262)	(14,510,847)	(14,274,625)
—	—	—	—	(7,937,395)	(205,850)	—

(19,350)	(19,644,122)	(7,871,498)	(2,159,726)	(8,006,657)	(14,716,697)	(14,274,625)

13,194,653	581,393,467	234,722,990	139,307,266	294,658,152	128,956,078	87,708,544
18,453	18,463,013	7,129,106	2,055,684	7,794,818	9,918,863	10,532,596

13,213,106	599,856,480	241,852,096	141,362,950	302,452,970	138,874,941	98,241,140
(54,673)	(175,279,273)	(64,414,428)	(181,537,693)	(150,860,547)	(139,957,614)	(71,614,907)
156	56,039	84,284	25,614	67,978	55,203	202,036

(54,517)	(175,223,234)	(64,330,144)	(181,512,079)	(150,792,569)	(139,902,411)	(71,412,871)

13,158,589	424,633,246	177,521,952	(40,149,129)	151,660,401	(1,027,470)	26,828,269

13,801,695	484,829,432	193,397,288	(13,477,074)	187,023,151	5,341,647	26,794,844

—	377,851,360	184,454,072	507,136,337	320,113,186	255,770,602	228,975,758

$13,801,695	$862,680,792	$377,851,360	$493,659,263	$507,136,337	$261,112,249	$255,770,602

$827	$(527,417)	$251,602	$1,520,070	$1,163,383	$(474,311)	$737,022

1,312,221	45,535,243	19,681,141	5,135,775	11,506,939	11,344,939	7,903,466
1,781	1,446,468	609,411	74,320	318,546	871,759	956,505

1,314,002	46,981,711	20,290,552	5,210,095	11,825,485	12,216,698	8,859,971
(5,329)	(13,757,599)	(5,494,502)	(6,648,101)	(5,909,785)	(12,283,531)	(6,414,869)

1,308,673	33,224,112	14,796,050	(1,438,006)	5,915,700	(66,833)	2,445,102

    Statements of Changes in Net Assets

	BUFFALO INTERNATIONAL FUND
	YEAR ENDED MARCH 31, 2013(1)	YEAR ENDED MARCH 31, 2012
OPERATIONS:
Net investment income (loss)	$327,807	$385,579
Net realized gain (loss) from investment transactions	1,738,698	(3,168,401)
Net unrealized appreciation/depreciation during the period on investments and translation of assets and liabilities in foreign currencies	4,383,091	1,615,542

Net increase (decrease) in net assets resulting from operations	6,449,596	(1,167,280)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(322,407)	(344,354)
Net realized gain from investment transactions	—	—

Total distributions to shareholders	(322,407)	(344,354)

CAPITAL SHARE TRANSACTIONS:
Shares sold	10,883,059	23,048,370
Shares issued in merger	22,978,843	—
Reinvested dividends and distributions	291,324	311,460

Shares issued	34,153,226	23,359,830
Redemptions	(4,585,714)	(5,779,246)
Redemption fees (Note 5)	596	740

Shares repurchased	(4,585,118)	(5,778,506)

Net increase (decrease) from capital share transactions	29,568,108	17,581,324

Total increase (decrease) in net assets	35,695,297	16,069,690

NET ASSETS:
Beginning of period	70,804,884	54,735,194

End of period	$106,500,181	$70,804,884

Undistributed (distribution in excess of) net investment income (loss) at end of year	$(97,616)	$(35,470)

Fund share transactions:
Shares sold	1,139,649	2,445,859
Shares issued in merger	2,230,956	—
Reinvested dividends and distributions	29,576	37,890

	3,400,181	2,483,749
Shares repurchased	(480,214)	(638,423)

Net increase (decrease) in fund shares	2,919,967	1,845,326

(1)	Effective end of business January 25, 2013, the Buffalo China Fund was reorganized into the Buffalo International Fund. See Note 10 for more information.

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND		BUFFALO MICRO CAP FUND		BUFFALO MID CAP FUND		BUFFALO SMALL CAP FUND
YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012

$101,488	$58,772	$(407,234)	$(324,672)	$437,136	$(2,411,201)	$(8,614,139)	$(102,074)
2,510,577	1,831,151	2,558,114	1,777,933	30,259,276	16,985,345	391,422,606	(47,948,888)
(264,267)	(628,450)	9,688,872	4,063,821	(8,407,055)	26,505,163	24,774,097	104,205,404

2,347,798	1,261,473	11,839,752	5,517,082	22,289,357	41,079,307	407,582,564	56,154,442

(205,803)	(62,922)	—	—	(461,541)	—	—	—
(1,976,302)	(201,892)	—	—	(27,740,501)	(13,548,232)	(168,173,650)	(5,878,612)

(2,182,105)	(264,814)	—	—	(28,202,042)	(13,548,232)	(168,173,650)	(5,878,612)

3,747,644	7,850,317	53,609,883	9,590,701	128,061,614	180,540,562	671,192,316	382,125,538
—	—	—	—	—	—	—	—
2,158,669	260,214	—	—	27,422,379	12,958,850	159,693,624	5,588,302

5,906,313	8,110,531	53,609,883	9,590,701	155,483,993	193,499,412	830,885,940	387,713,840
(15,715,438)	(7,189,908)	(13,552,662)	(5,450,819)	(258,976,997)	(241,074,842)	(694,844,702)	(826,854,018)
5,591	447	80,638	4,711	17,188	23,680	33,344	115,316

(15,709,847)	(7,189,461)	(13,472,024)	(5,446,108)	(258,959,809)	(241,051,162)	(694,811,358)	(826,738,702)

(9,803,534)	921,070	40,137,859	4,144,593	(103,475,816)	(47,551,750)	136,074,582	(439,024,862)

(9,637,841)	1,917,729	51,977,611	9,661,675	(109,388,501)	(20,020,675)	375,483,496	(388,749,032)

37,989,902	36,072,173	40,981,164	31,319,489	734,566,699	754,587,374	2,768,695,694	3,157,444,726

$28,352,061	$37,989,902	$92,958,775	$40,981,164	$625,178,198	$734,566,699	$3,144,179,190	$2,768,695,694

$72	$58,772	$(250,055)	$(93,238)	$(650,311)	$(648,266)	$—	$—

181,399	381,672	4,319,638	981,904	7,540,213	10,838,407	23,292,680	14,842,433
—	—	—	—	—	—	—	—
105,404	14,089	—	—	1,608,350	843,675	5,689,121	223,711

286,803	395,761	4,319,638	981,904	9,148,564	11,682,082	28,981,801	15,066,144
(752,037)	(356,182)	(1,112,214)	(541,112)	(15,228,929)	(14,500,886)	(24,317,024)	(32,118,874)

(465,234)	39,579	3,207,424	440,792	(6,080,366)	(2,818,804)	4,664,777	(17,052,730)

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestement of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DISCOVERY FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2013(3)	2012	2011		2010		2009

Net asset value, beginning of year	$16.96	$16.28	$13.76		$8.55		$11.41

Income from investment operations:
Net investment income (loss)	0.02	(0.07)	(0.05	)(1)	(0.03	)(1)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	1.32	1.74	2.89		5.24		(2.64)

Total from investment operations	1.34	1.67	2.84		5.21		(2.66)

Less distributions:
Dividends from net investment income	(0.03)	—	—		—		—
Distributions from capital gains	(1.19)	(0.99)	(0.32)		—		(0.20)

Total distributions	(1.22)	(0.99)	(0.32)		—		(0.20)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—		—		—

Net asset value, end of year	$17.08	$16.96	$16.28		$13.76		$8.55

Total return	8.46%	11.50%	20.77%		60.94%		(23.85% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$515,429	$416,772	$364,188		$229,814		$102,480
Ratio of expenses to average net assets	1.01%	1.01%	1.02%		1.02%		1.03%
Ratio of net investment income (loss) to average net assets	0.09%	(0.46% )	(0.33%	)	(0.22%	)	(0.24% )
Portfolio turnover rate	53%	52%	38%		35%		51%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Effective June 29, 2012, the Fund name was changed to Buffalo Discovery Fund. Prior to June 29, 2012, the Fund was known as the Buffalo Science & Technology Fund.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestement of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO DIVIDEND FOCUS FUND

Condensed data for a share of capital stock outstanding throughout the period.	FOR THE PERIOD FROM DECEMBER 3, 2012 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2013

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net gains on securities (both realized and unrealized)	0.55

Total from investment operations	0.56

Less distributions:
Dividends from net investment income	(0.01)
Distributions from capital gains	—

Total distributions	(0.01)

Paid-in capital from redemption fees (Note 5)(1)	—

Net asset value, end of period	$10.55

Total return*	5.65% *

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,802
Ratio of expenses to average net assets**	1.61%
Ratio of net investment income to average net assets**	0.59%
Portfolio turnover rate*	8%

*	Not annualized for periods less than one full year.
**	Annualized for periods less than one full year.
(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestement of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO FLEXIBLE INCOME FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2013	2012(2)	2011	2010	2009

Net asset value, beginning of year	$12.39	$11.76	$10.61	$7.89	$11.38

Income from investment operations:
Net investment income	0.37	0.41	0.33	0.35	0.38
Net gains (losses) on securities (both realized and unrealized)	1.20	0.63	1.15	2.72	(3.49)

Total from investment operations	1.57	1.04	1.48	3.07	(3.11)

Less distributions:
Dividends from net investment income	(0.42)	(0.41)	(0.33)	(0.35)	(0.38)
Distributions from capital gains	—	—	—	—	—

Total distributions	(0.42)	(0.41)	(0.33)	(0.35)	(0.38)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$13.54	$12.39	$11.76	$10.61	$7.89

Total return	12.96%	9.15%	14.27%	39.32%	(27.75% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$862,681	$377,851	$184,454	$154,312	$113,692
Ratio of expenses to average net assets	1.02%	1.01%	1.02%	1.03%	1.03%
Ratio of net investment income to average net assets	2.89%	3.49%	2.98%	3.55%	3.85%
Portfolio turnover rate	25%	19%	26%	12%	14%

(1)	Less than $0.01 per share.
(2)	Effective July 29, 2011, the Fund name was changed to Buffalo Flexible Income Fund. Prior to July 29, 2011, the Fund was known as the Buffalo Balanced Fund.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestement of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO GROWTH FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2013	2012	2011	2010(1)	2009

Net asset value, beginning of year	$27.93	$26.15	$21.87	$14.29	$20.85

Income from investment operations:
Net investment income	0.15	0.06	0.07	0.10	0.10
Net gains (losses) on securities (both realized and unrealized)	1.57	2.17	4.28	7.58	(6.48)

Total from investment operations	1.72	2.23	4.35	7.68	(6.38)

Less distributions:
Dividends from net investment income	(0.12)	(0.01)	(0.06)	(0.10)	(0.11)
Distributions from capital gains	—	(0.44)	(0.01)	—	(0.07)
Return of capital	—	—	—	— (2)	—

Total distributions	(0.12)	(0.45)	(0.07)	(0.10)	(0.18)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—

Net asset value, end of year	$29.53	$27.93	$26.15	$21.87	$14.29

Total return	6.20%	8.78%	19.88%	53.80%	(30.70% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$493,659	$507,136	$320,113	$105,087	$68,221
Ratio of expenses to average net assets	0.91%	0.92%	0.99%	1.03%	1.05%
Ratio of net investment income to average net assets	0.51%	0.27%	0.27%	0.51%	0.53%
Portfolio turnover rate	44%	46%	47%	30%	51%

(1)	Effective July 31, 2009, the Fund name was changed to Buffalo Growth Fund. Prior to July 31, 2009, the Fund was known as the Buffalo USA Global Fund.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestement of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO HIGH YIELD FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$11.40	$11.45	$10.88	$8.20	$10.40

Income from investment operations:
Net investment income	0.55	0.66	0.64	0.63	0.70
Net gains (losses) on securities (both realized and unrealized)	0.35	(0.03)	0.56	2.68	(2.10)

Total from investment operations	0.90	0.63	1.20	3.31	(1.40)

Less distributions:
Dividends from net investment income	(0.62)	(0.68)	(0.63)	(0.63)	(0.72)
Distributions from capital gains	(0.01)	—	—	—	(0.08)

Total distributions	(0.63)	(0.68)	(0.63)	(0.63)	(0.80)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$11.67	$11.40	$11.45	$10.88	$8.20

Total return	8.20%	5.86%	11.35%	40.96%	(13.64% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$261,112	$255,771	$228,976	$172,240	$95,346
Ratio of expenses to average net assets	1.01%	1.02%	1.02%	1.02%	1.03%
Ratio of net investment income to average net assets	4.85%	5.89%	5.75%	6.31%	7.08%
Portfolio turnover rate	32%	21%	25%	41%	7%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestement of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO INTERNATIONAL FUND

Condensed data for a share of capital stock outstanding throughout the period.	YEARS ENDED MARCH 31,
	2013(1)(3)	2012	2011	2010	2009

Net asset value, beginning of period	$9.52	$9.79	$8.70	$5.31	$9.37

Income from investment operations:
Net investment income	0.04	0.05	0.06	0.05	0.08
Net gains (losses) on securities (both realized and unrealized)	0.76	(0.27)	1.08	3.40	(4.04)

Total from investment operations	0.80	(0.22)	1.14	3.45	(3.96)

Less distributions:
Dividends from net investment income	(0.04)	(0.05)	(0.05)	(0.05)	(0.06)
Distributions from capital gains	—	—	—	—	(0.01)
Return of capital	—	—	—	(0.01)	(0.03)

Total distributions	(0.04)	(0.05)	(0.05)	(0.06)	(0.10)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—	—	—

Net asset value, end of period	$10.28	$9.52	$9.79	$8.70	$5.31

Total return	8.44%	(2.20% )	13.09%	65.00%	(42.76% )

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,500	$70,805	$54,735	$29,960	$13,632
Ratio of expenses to average net assets	1.09%	1.14%	1.17%	1.22%	1.20%
Ratio of net investment income to average net assets	0.42%	0.58%	0.38%	0.61%	0.97%
Portfolio turnover rate	23%	29%	35%	38%	26%

(1)	Effective end of business January 25, 2013, the Buffalo China Fund was reorganized into the Buffalo International Fund. See Note 10 for more information.
(2)	Less than $0.01 per share.
(3)

During the year ended March 31, 2013, the Fund incurred $17.3 million in purchases associated with the transfer of assets of the Buffalo China Fund, which merged into the Fund on January 25, 2013. The purchases were excluded from portfolio turnover calculation. Activity after January 25, 2013 reflects the Funds’ combined operations. See Note 10.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestement of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO LARGE CAP FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$21.58	$20.96	$18.60	$11.66	$19.68

Income from investment operations:
Net investment income	0.08	0.04	0.04	0.05	0.04
Net gains (losses) on securities (both realized and unrealized)	1.79	0.74	2.38	6.93	(6.14)

Total from investment operations	1.87	0.78	2.42	6.98	(6.10)

Less distributions:
Dividends from net investment income	(0.15)	(0.04)	(0.06)	(0.04)	—
Distributions from capital gains	(1.41)	(0.12)	—	—	(1.92)

Total distributions	(1.56)	(0.16)	(0.06)	(0.04)	(1.92)

Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—

Net asset value, end of year	$21.89	$21.58	$20.96	$18.60	$11.66

Total return	9.17%	3.84%	13.04%	59.85%	(34.35% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$28,352	$37,990	$36,072	$36,765	$21,320
Ratio of expenses to average net assets	0.97%	0.96%	1.04%	1.08%	1.09%
Ratio of net investment income to average net assets	0.33%	0.17%	0.19%	0.35%	0.23%
Portfolio turnover rate	49%	59%	28%	35%	27%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestement of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MICRO CAP FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2013		2012		2011		2010		2009

Net asset value, beginning of year	$11.71		$10.24		$8.18		$4.40		$8.45

Income from investment operations:
Net investment loss	(0.05)		(0.09)		(0.07	)(1)	—		(0.07)
Net gains (losses) on securities (both realized and unrealized)	2.20		1.56		2.13		3.78		(3.49)

Total from investment operations	2.15		1.47		2.06		3.78		(3.56)

Less distributions from capital gains	—		—		—		—		(0.49)

Paid-in capital from redemption fees(2) (Note 5)	—		—		—		—		—

Net asset value, end of year	$13.86		$11.71		$10.24		$8.18		$4.40

Total return	18.36%		14.36%		25.18%		85.91%		(42.64% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$92,959		$40,981		$31,319		$22,679		$14,017
Ratio of expenses to average net assets	1.50%		1.51%		1.53%		1.54%		1.55%
Ratio of net investment loss to average net assets	(0.69%	)	(0.99%	)	(0.82%	)	(1.10%	)	(1.01% )
Portfolio turnover rate	21%		31%		30%		28%		31%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestement of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO MID CAP FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2013	2012	2011		2010		2009

Net asset value, beginning of year	$17.95	$17.25	$14.89		$9.27		$12.86

Income from investment operations:
Net investment loss	0.01	(0.06)	(0.04	)(1)	(0.05	)(1)	(0.03)
Net gains (losses) on securities (both realized and unrealized)	0.78	1.08	2.40		5.67		(3.38)

Total from investment operations	0.79	1.02	2.36		5.62		(3.41)

Less distributions:
Dividends from net investment income	(0.01)	—	—		—		—
Distributions from capital gains	(0.79)	(0.32)	—		—		(0.18)

Total distributions	(0.80)	(0.32)	—		—		(0.18)

Paid-in capital from redemption fees(2) (Note 5)	—	—	—		—		—

Net asset value, end of year	$17.94	$17.95	$17.25		$14.89		$9.27

Total return	4.67%	6.22%	15.85%		60.63%		(26.96% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$625,178	$734,567	$754,587		$469,929		$193,720
Ratio of expenses to average net assets	1.01%	1.01%	1.02%		1.02%		1.02%
Ratio of net investment income (loss) to average net assets	0.07%	(0.34% )	(0.23%	)	(0.43%	)	(0.26% )
Portfolio turnover rate	31%	31%	21%		12%		17%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

    Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestement of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

BUFFALO SMALL CAP FUND

Condensed data for a share of capital stock outstanding throughout the year.	YEARS ENDED MARCH 31,
	2013	2012		2011		2010	2009

Net asset value, beginning of year	$28.54	$27.69		$24.90		$16.21	$20.48

Income from investment operations:
Net investment income (loss)	(0.09)	—	(2)	(0.10	)(1)	(0.01)	0.04
Net gains (losses) on securities (both realized and unrealized)	4.20	0.91		2.89		8.73	(3.55)

Total from investment operations	4.11	0.91		2.79		8.72	(3.51)

Less distributions:
Dividends from net investment income	—	—		—		(0.03)	—
Distributions from capital gains	(1.72)	(0.06)		—		—	(0.76)
Return of capital	—	—		—		— (2)	—

Total dividends and distributions	(1.72)	(0.06)		—		(0.03)	(0.76)

Paid-in capital from redemption fees(2) (Note 5)	—	—		—		—	—

Net asset value, end of year	$30.93	$28.54		$27.69		$24.90	$16.21

Total return	15.02%	3.31%		11.20%		53.80%	(18.00% )

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$3,144,179	$2,768,696		$3,157,445		$2,931,836	$1,257,265
Ratio of expenses to average net assets	1.00%	1.00%		1.01%		1.01%	1.01%
Ratio of net investment income (loss) to average net assets	(0.31% )	(0.00%	)(3)	(0.40%	)	(0.51% )	0.22%
Portfolio turnover rate	34%	24%		16%		9%	15%

(1)	Net investment loss per share calculated using average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

    Notes to Financial Statements

March 31, 2013

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The investment objective of the Buffalo Discovery Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital.

The investment objectives of the Buffalo Flexible Income Fund and Buffalo Dividend Focus Fund are the generation of high current income and, as a secondary objective, the long-term growth of capital.

The investment objective of the Buffalo High Yield Fund is current income, with long-term growth of capital as a secondary objective.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (NAV) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2013, the Buffalo High Yield Fund held one fair valued security, with a market value of $0 or 0.00% of total net assets. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds’ Board which employs quantitative models to adjust for “stale” prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange (NYSE).

Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

In accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codifications (ASC) 820, Fair Value Measurements and Disclosure (ASC 820), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

On May 12, 2011, the FASB issued an Accounting Standard Update (ASU) No. 2011-04, modifying ASC 820. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard (IFRS) 13, Fair Value

Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to change in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. Other than requiring additional disclosures, the adoption of this guidance did not have material impact on the financial statements of the Funds.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9 — Foreign Investment Risk, to the financial statements.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of March 31, 2013. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$505,705,138	$—	$—	$505,705,138
Short Term Investment	8,830,653	—	—	8,830,653

Total*	$514,535,791	$—	$—	$514,535,791

BUFFALO DIVIDEND FOCUS FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$10,101,880	$—	$—	$10,101,880
Short Term Investments	3,898,334	—	—	3,898,334

Total*	$14,000,214	$—	$—	$14,000,214

Written Options	(10,970)	—	—	(10,970)

BUFFALO FLEXIBLE INCOME FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$455,599,794	$—	$—	$455,599,794
REITS	1,305,000	—	—	1,305,000
Convertible Bonds	—	29,970,625	—	29,970,625
Corporate Bonds	—	153,589,234	—	153,589,234
Short Term Investments	213,265,511	—	—	213,265,511

Total*	$670,170,305	$183,559,859	$—	$853,730,164

Written Options	(392,913)	—	—	(392,913)

BUFFALO GROWTH FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$487,985,964	$—	$—	$487,985,964
Short Term Investment	5,411,652	—	—	5,411,652

Total*	$493,397,616	$—	$—	$493,397,616

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

    Notes to Financial Statements

March 31, 2013

(Continued)

BUFFALO HIGH YIELD FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$8,535,469	$—	$—	$8,535,469
Convertible Preferred Stocks	4,389,695	2,938,125	—	7,327,820
Preferred Stocks	3,150,000	3,730,679	—	6,880,679
Convertible Bonds	—	27,347,164	—	27,347,164
Corporate Bonds	—	170,197,894	—	170,197,894
Short Term Investments	36,637,130	—	—	36,637,130

Total*	$52,712,294	$204,213,862	$—	$256,926,156

BUFFALO INTERNATIONAL FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$90,700,623	$—	$—	$90,700,623
Preferred Stocks	2,298,843	—	—	2,298,843
Short Term Investment	1,289,166	—	—	1,289,166

Total*	$94,288,632	$—	$—	$94,288,632

BUFFALO LARGE CAP FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$28,736,032	$	$	$28,736,032
Short Term Investment	655,471	—	—	655,471

Total*	$29,391,503	$—	$—	$29,391,503

BUFFALO MICRO CAP FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$87,287,696	$—	$—	$87,287,696
Short Term Investment	6,515,203	—	—	6,515,203

Total*	$93,802,899	$—	$—	$93,802,899

BUFFALO MID CAP FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$613,573,011	$—	$—	$613,573,011
Short Term Investment	11,453,895	—	—	11,453,895

Total*	$625,026,906	$—	$—	$625,026,906

BUFFALO SMALL CAP FUND
	Level 1	Level 2	Level 3	Total
Common Stocks	$3,059,796,237	$—	$—	$3,059,796,237
REITS	742,300	—	—	742,300
Short Term Investment	107,579,472	—	—	107,579,472

Total*	$3,168,118,009	$—	$—	$3,168,118,009

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo Flexible Income Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2013:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES PERIOD ENDED MARCH 31, 2013
Fair Value as of 3/31/2012	$5,875,247
Total unrealized gain included in earnings	(18,808)
Realized gain included in earnings	14,211
Sales	(2,445,000)
Transfer out of Level 3*	(3,425,650)

Fair Value as of 3/31/2013	$—

The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

*	The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.

The following is a reconciliation of the Buffalo High Yield Income Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2013:

FAIR VALUE MEASUREMENT USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	INVESTMENTS IN SECURITIES PERIOD ENDED MARCH 31, 2013
Fair Value as of 3/31/2012**	$4,284,729
Total unrealized losses included in earnings	(5,469)
Sales	(2,909,000)
Transfer out of Level 3*	(1,370,260)

Fair Value as of 3/31/2013**	$—

The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date

*	The basis for recognizing and valuing transfers is as of the beginning of the period in which transfers occur.
**	Includes a security that was valued at $0 based on unobservable inputs as of March 31, 2013. There was no change in value in the investment(s) during the year ended March 31, 2013.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period for the Buffalo Discovery, Buffalo Dividend Focus Fund, Buffalo Growth Fund, Buffalo International, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund. During the year, there were the following transfers between Levels 1, Level 2 and Level 3:

	MARKET VALUE TRANSFERRED BETWEEN
FUND	LEVEL 1 & LEVEL 2	LEVEL 2 & LEVEL 3
Buffalo Flexible Income Fund*	—	3,425,650
Buffalo High Yield Fund*	—	1,370,260

*	Transfer out of Level 3 is due to one security being priced by the pricing service. The security was previously fair valued under procedures approved by the Board of Trustees.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2010 through March 31, 2013. The Funds have no examinations in progress. At March 31, 2013, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (GAAP). These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of late year and wash sale losses.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but

    Notes to Financial Statements

March 31, 2013

(Continued)

not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which a Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value. The Funds may use options to generate income and to hedge against losses caused by declines in the prices of stocks in its portfolio or for any other permissible purpose consistent with the Funds’ investment objectives. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds’ organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the year ended March 31, 2013 and the year ended March 31, 2012 was as follows:

	YEAR ENDED MARCH 31, 2013		YEAR ENDED MARCH 31, 2012
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS*	ORDINARY INCOME	RETURN OF CAPITAL	LONG-TERM CAPITAL GAINS*
Buffalo Discovery Fund	849,449	31,647,443	2,035,668	—	19,711,973
Buffalo Dividend Focus Fund	19,350	—	—	—	—
Buffalo Flexible Income Fund	19,534,086	110,036	7,871,498	—	—
Buffalo Growth Fund	2,159,726	—	1,721,915	—	6,284,742
Buffalo High Yield Fund	14,510,847	205,850	14,274,625	—	—
Buffalo International Fund	322,407	—	344,354	—	—
Buffalo Large Cap Fund	205,803	1,976,302	62,922	—	201,892
Buffalo Micro Cap Fund	—	—	—	—	—
Buffalo Mid Cap Fund	439,181	27,762,861	—	—	13,548,232
Buffalo Small Cap Fund	25,955,358	142,218,292	—	648	5,877,964

*	The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, U.S. Generally Accepted Accounting Principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2013, the following table shows the reclassifications made:

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Buffalo Discovery Fund	$324,988	$(324,988)	$—
Buffalo Dividend Focus Fund	—	—	—
Buffalo Flexible Income Fund	2,170,237	(2,169,875)	(362)
Buffalo Growth Fund	—	—	—
Buffalo High Yield Fund	349,616	(349,616)	—
Buffalo International Fund	(67,546)	(4,673,558)	4,741,104
Buffalo Large Cap Fund	45,615	(45,615)	—
Buffalo Micro Cap Fund	250,417	—	(250,417)
Buffalo Mid Cap Fund	22,360	(22,360)	—
Buffalo Small Cap Fund	8,614,139	(8,614,139)	—

The permanent differences primarily relate to foreign currency adjustments, sale on discount bonds/CPDIs, net operating losses.

As of March 31, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND	BUFFALO HIGH YIELD FUND
Tax cost of Investments(a)	$416,004,232	$13,423,217	$756,150,502	$405,991,183	$235,144,667

Unrealized Appreciation	115,612,217	745,552	106,598,826	97,813,603	23,674,655
Unrealized Depreciation	(17,080,658)	(168,555)	(9,019,164)	(10,407,170)	(1,893,166)

Net unrealized appreciation	98,531,559	576,997	97,579,662	87,406,433	21,781,489

Undistributed Ordinary Income	—	61,827	—	1,520,070	456,113
Undistributed Long Term Capital Gain	6,811,245	—	1,703,025	7,766,934	248,522

Distributable earnings	6,811,245	61,827	1,703,025	9,287,004	704,635

Other accumulated gain/(loss)	(236,044)	4,282	(184,885)	—	—

Total accumulated gain/(loss)	105,106,760	643,106	99,097,802	96,693,437	22,486,124

	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Tax cost of Investments(a)	$79,456,871	$22,168,349	$71,836,329	$471,712,219	$2,173,471,514

Unrealized Appreciation	18,863,036	7,786,457	24,570,341	163,191,695	1,104,403,974
Unrealized Depreciation	(4,031,275)	(563,303)	(2,603,771)	(9,877,008)	(109,757,479)

Net unrealized appreciation	14,831,761	7,223,154	21,966,570	153,314,687	994,646,495

Undistributed Ordinary Income	—	101,488	—	—	5,368,830
Undistributed Long Term Capital Gain	—	2,127,285	—	18,937,654	151,509,883

Distributable earnings	—	2,228,773	—	18,937,654	156,878,713

Other accumulated gain/(loss)	(10,139,562)	(28,267)	(2,441,794)	(650,311)	—

Total accumulated gain/(loss)	4,692,199	9,423,660	19,524,776	171,602,030	1,151,525,208

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, Trust Preferred Instrument & Contingent Payment Debt Instrument adjustments and publicly traded partnership investments.

(a)	Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The following Funds utilized the amounts below of prior year capital loss carryover in the current year.

Buffalo Flexible Income Fund	2,093,529
Buffalo Growth Fund	1,921,701
Buffalo High Yield Fund	771,095
Buffalo International Fund	1,655,707
Buffalo Micro Cap Fund	2,558,114
Buffalo Small Cap Fund	57,756,104

The Buffalo International Fund had capital loss carryover of $6,571,806 expire in the current year.

As of March 31, 2013, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

BUFFALO INTERNATIONAL FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-09	March-17	3,501,293	N/A
March-10	March-18	3,819,804	N/A
March-13	Unlimited	2,716,450	36,063

	Totals	10,037,547	36,063

BUFFALO MICRO CAP FUND
MONTH/ YEAR REALIZED	MONTH/ YEAR EXPIRING	ST	LT
March-10	March-18	2,191,739	N/A

	Totals	2,191,739	—

RIC Modernization Act — On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes

    Notes to Financial Statements

March 31, 2013

(Continued)

are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforward will retain their characteristics as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

At March 31, 2013, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses and post-October capital losses, as follows:

	LATE YEAR ORDINARY LOSSES	POST OCTOBER CAPITAL LOSSES
Buffalo Discovery Fund	$236,044	$—
Buffalo International Fund	$49,449	$—
Buffalo Micro Cap Fund	$250,055	$—
Buffalo Mid Cap Fund	$650,311	$—

For the year ended March 31, 2013, the Buffalo International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND
COUNTRY	GROSS DIVIDEND PER SHARE	TAXES WITHHELD PER SHARE
Bermuda	$51,655	$—
Brazil	134,259	3,533
Canada	11,674	1,751
Switzerland	112,859	10,877
Chile	34,236	11,437
Germany	197,372	29,606
Spain	35,562	5,334
France	204,119	30,468
Hong Kong	20,963	1,503
Israel	16,825	3,197
India	7,008	—
Italy	3,589	538
Jersey	15,114	—
Japan	25,790	1,811
Cayman Islands	43,594	—
Luxembourg	64,260	9,639
Mexico	12,560	—
Netherlands	55,210	8,281
Norway	13,188	1,978
Sweden	25,098	3,765
Taiwan	41,918	8,385

Total	$1,126,853	$132,103

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. (“KCM”) at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo Micro Cap Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.45%, 0.90%, 0.90% and 0.90%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), KCM pays U.S. Bancorp a fee of 30/100 of 1% (0.30%) of each Fund’s average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Growth Fund and the Buffalo Large Cap Fund, where U.S. Bancorp receives 25/100 of 1% (0.25%). U.S. Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of U.S. Bancorp.

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds’ shares for sale in any jurisdiction. Certain officers and a trustee of the Funds are also officers and/or directors of KCM.

A trustee of the Funds is affiliated with U.S. Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. U.S. Bancorp pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds’ non-interested trustees for their service on the Funds’ Boards for the year ended March 31, 2013 was $98,500. Interested trustees who are affiliated with either KCM or the Funds’ service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Flexible Income Fund, Buffalo International Fund, Buffalo Dividend Focus Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Discovery Fund and Buffalo Growth Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Funds will employ the “first in, first out” method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2013, were as follows:

	BUFFALO DISCOVERY FUND	BUFFALO DIVIDEND FOCUS FUND	BUFFALO FLEXIBLE INCOME FUND	BUFFALO GROWTH FUND	BUFFALO HIGH YIELD FUND
Purchases	$297,443,357	$10,033,490	$381,317,495	$210,353,073	$71,025,553
Proceeds from Sales	$225,336,597	$562,714	$116,165,227	$233,102,383	$88,521,206
	BUFFALO INTERNATIONAL FUND	BUFFALO LARGE CAP FUND	BUFFALO MICRO CAP FUND	BUFFALO MID CAP FUND	BUFFALO SMALL CAP FUND
Purchases	$37,063,816	$14,592,810	$49,825,855	$194,434,169	$1,047,751,610
Proceeds from Sales	$16,185,586	$24,980,879	$11,787,424	$304,005,128	$911,049,747

There were no purchases or sales of long-term U.S. government securities for any Funds during the year ended March 31, 2013.

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate fair value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of March 31, 2013 amounted to $358,542,477, representing 11.40% of net assets. There were no affiliates companies held in any other Funds. A summary of affiliated transactions from each company which is an affiliate at March 31, 2013 or was an affiliate during the year ended March 31, 2013 is as follows:

	ADTRAN, INC.	ALIGN TECHNOLOGY, INC.	CAPELLA EDUCATION CO.(1)	THE CORPORATE EXECUTIVE BOARD CO.	DEALERTRACK HOLDINGS INC.	DICE HOLDINGS INC.	INTERNAP NETWORK SERVICES CORP.
March 31, 2012 Balance
Shares	—	4,294,425	—	2,393,210	2,787,050	3,299,725	3,130,500
Cost	$—	$46,006,128	$—	$45,498,413	$45,590,662	$38,056,552	$45,426,094
Gross Additions
Shares	1,715,808	555,000	—	—	—	—	267,950
Cost	$31,677,384	$15,296,460	$—	$—	$—	$—	$1,901,311
Gross Deductions
Shares	—	761,525	40,600	724,410	296,700	—	—
Cost	$—	$10,856,152	$2,450,144	$16,225,934	$5,480,494	$—	$—
March 31, 2013 Balance
Shares	4,855,908	—	—	—	2,490,350	3,299,725	3,398,450
Cost	$101,810,587	$—	$—	$—	$40,110,168	$38,056,552	$47,327,405

Realized gain (loss)	$—	$12,650,073	$(1,162,205)	$20,368,277	$3,662,945	$—	$—

Investment income	$890,128	$—	$—	$1,125,894	$—	$—	$—

    Notes to Financial Statements

March 31, 2013

(Continued)

	LOGMEIN, INC.	OPNET TECHNOLOGIES, INC.(2)	OXFORD INDUSTRIES, INC.	P.F. CHANG’S CHINA BISTRO, INC.	REALD INC.(1)	STRATASYS LTD.(3)	WMS INDUSTRIES, INC.	TOTAL
March 31, 2012 Balance
Shares	—	—	955,825	1,918,000	—	1,323,750	3,304,525	—
Cost	$—	$—	$24,297,815	$63,948,120	$—	$38,322,219	$60,742,586	$407,888,589
Gross Additions
Shares	662,000	277,500	84,150	—	—	—	—	—
Cost	$16,588,927	$7,172,266	$3,877,246	$—	$—	$—	$—	$76,513,594
Gross Deductions
Shares	—	3,000	—	678,950	—	26,100	550,475	—
Cost	$—	$108,072	$—	$26,054,992	$—	$913,046	$19,782,828	$81,871,662
March 31, 2013 Balance
Shares	1,893,450	—	1,039,975	—	2,549,300	—	—	—
Cost	$56,650,303	$—	$28,175,061	$—	$40,070,877	$—	$—	$352,200,953

Realized gain (loss)	$—	$17,756	$—	$8,797,061	$—	$962,578	$(8,846,894)	$36,449,591

Investment income	$—	$417,188	$591,060	$370,796	$—	$—	$—	$3,395,066

*	As a result of the Buffalo Small Cap Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.
(1)	Security became an affiliate due to decrease in the outstanding shares of the issuing company
(2)	Security no longer an affiliate due to an increase in the outstanding shares of issuing company
(3)	Security no longer an affiliate due to the dilution of its outstanding share through a merger with Objet Ltd. to form a new company, Stratasys Ltd., which the Fund now holds.

Note: Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of a Stock’s outstanding securities).

8. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations. The Buffalo Dividend Focus Fund and the Buffalo Flexible Income Fund are the only Funds that have maintained any positions in derivative instruments or engaged in hedging activities during the year ended March 31, 2013.

For additional information regarding derivative instruments and hedging activities of the Buffalo Dividend Focus Fund and Buffalo Flexible Income Fund please refer to Note 1.G to understand how and why the Buffalo Flexible Income Fund uses derivatives.

The number of option contracts written and the premiums received by the Buffalo Dividend Focus Fund and Buffalo Flexible Income Fund during the year ended March 31, 2013 were as follows:

BUFFALO DIVIDEND FOCUS FUND
	CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS
Options written	112	$15,252
Options terminated in closing transaction	—	—
Options exercised	—	—
Options expired	—	—

Outstanding, March 31, 2013	112	$15,252

BUFFALO FLEXIBLE INCOME FUND
	CALL OPTIONS WRITTEN
	CONTRACTS	PREMIUMS
Outstanding, March 31, 2012	3,526	$209,626
Options written	25,702	1,139,229
Options terminated in closing transaction	(500)	(44,890)
Options exercised	(9,369)	(319,350)
Options expired	(15,176)	(761,955)

Outstanding, March 31, 2013	4,183	$222,660

The following is a summary of the location of derivative investments on the Buffalo Dividend Focus Fund and Buffalo Flexible Income Fund’s Statement of Assets and Liabilities as of March 31, 2013:

DERIVATIVE INVESTMENT TYPE	VALUE
Liability Derivatives
Buffalo Dividend Focus Fund Written Options — equity contracts	$ 10,970
Buffalo Flexible Income Fund Written Options — equity contracts	$ 392,913

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Funds as of March 31, 2013:

DERIVATIVE INVESTMENT TYPE	REALIZED GAIN (LOSS) ON OPTIONS
Liability Derivatives
Buffalo Dividend Focus Fund Written Options — equity contracts	$ —
Buffalo Flexible Income Fund Written Options — equity contracts	$ 753,430

DERIVATIVE INVESTMENT TYPE	CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON OPTIONS
Liability Derivatives
Buffalo Dividend Focus Fund Written Options — equity contracts	$ 4,282
Buffalo Flexible Income Fund Written Options — equity contracts	$ (209,174)

9. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or “capital controls”). These types of controls may restrict or prohibit the Buffalo International Fund’s ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund’s assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

10. FUND REORGANIZATION:

Reorganization of the Buffalo China Fund into the Buffalo International Fund: At a meeting held on November 16, 2012, the Board of Trustees of the Buffalo Funds approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Fund, Buffalo China Fund (“Target Fund”), into another series of the Fund, Buffalo International Fund (“Acquiring Fund”) (the “Reorganization”). The reorganization did not require shareholder approval by the shareholders of the Target Fund or Acquiring Fund.

Pursuant to the Reorganization Agreement, on January 25, 2013 (merger date), each holder of the Target Fund became the owner of full and fractional shares of the Acquiring Fund having an equal aggregate value.

The merger was accomplished by tax free exchange as detailed below:

Net assets of Target Fund on Merger Date	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund’s shareholders
$ 22,978,843	$82,828,215	$105,807,058	2,915,254	2,230,956

    Notes to Financial Statements

March 31, 2013

(Continued)

The Target Fund had the following undistributed income, unrealized appreciation, accumulated net realized losses and capital stock as of January 25, 2013, (amounts are presented in accordance with GAAP).

Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)	Capital Stock	Total
$ —	$2,073,573	$(11,321,509)	$32,226,779	$22,978,843

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s statement of operations since January 25, 2013.

The Target Fund had capital loss carryforwards, which were combined with those of the Acquiring Fund and Subject to IRS regulations, the Acquiring Fund may use short-term capital loss carryforwards of $11,318,514 from the Target Fund.

11. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after March 31, 2013 and through the date the financial statements were issued. Effective May 23, 2013, Mr. Grant P. Sarris, a Trustee of the Buffalo Funds has resigned as a Trustee of the Funds. Effective May 31, 2013, Mr. Sarris, a portfolio manager of the Buffalo Funds will resign from the Advisor and as a portfolio manager. On January 15, 2013 the Board of Trustees approved a change in the name of the Buffalo Micro Cap Fund to the Buffalo Emerging Opportunities Fund, and related changes to the Fund’s principal investment strategies, to be effective June 3, 2013.

This report has been prepared for the information of the shareholders of the Funds, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Buffalo Funds c/o U.S. Bancorp Fund Services, LLC, 1-800-49-BUFFALO or at www.buffalofunds.com.

    Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Buffalo Funds:

We have audited the accompanying statement of assets and liabilities of Buffalo Funds (comprised of Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund) (collectively referred to herein as “the Funds”) including the schedule of investments, as of March, 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each period indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Buffalo Funds at March 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri

May 30, 2013

    Notice to Shareholders

March 31, 2013

TAX INFORMATION

For the fiscal year ended March 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Discovery Fund	100.00%
Buffalo Dividend Focus Fund	100.00%
Buffalo Flexible Income Fund	52.92%
Buffalo Growth Fund	85.60%
Buffalo High Yield Fund	7.63%

Buffalo International Fund	100.00%
Buffalo Large Cap Fund	100.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	100.00%
Buffalo Small Cap Fund	62.29%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2013 was as follows (unaudited):

Buffalo Discovery Fund	100.00%
Buffalo Dividend Focus Fund	100.00%
Buffalo Flexible Income Fund	46.82%
Buffalo Growth Fund	84.47%
Buffalo High Yield Fund	6.08%

Buffalo International Fund	0.00%
Buffalo Large Cap Fund	100.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	100.00%
Buffalo Small Cap Fund	62.29%

FOREIGN SHAREHOLDERS: The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended March 31, 2013 was as follows (unaudited):

Buffalo Discovery Fund	0.03%
Buffalo Dividend Focus Fund	0.00%
Buffalo Flexible Income Fund	49.76%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	91.00%

Buffalo International Fund	0.00%
Buffalo Large Cap Fund	0.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	0.02%

FOREIGN SHAREHOLDERS: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2013 was as follows (unaudited).

Buffalo Discovery Fund	38.26%
Buffalo Dividend Focus Fund	0.00%
Buffalo Flexible Income Fund	11.00%
Buffalo Growth Fund	0.00%
Buffalo High Yield Fund	0.00%

Buffalo International Fund	0.00%
Buffalo Large Cap Fund	0.00%
Buffalo Micro Cap Fund	0.00%
Buffalo Mid Cap Fund	0.00%
Buffalo Small Cap Fund	100.00%

Trustees and Officers of the Funds (unaudited)

The management and affairs for the Funds are supervised by the Trustees (“Trustees”) under the laws of the particular Fund’s state of organization. The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-49-BUFFALO.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

INTERESTED TRUSTEES(1)

Joseph C. Neuberger (51) 615 E. Michigan Streets Milwaukee, WI 53202	Trustee Chairman	Indefinite term and served since May 2003. One year term and served since May 2003.	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Ten	Trustee, USA MUTUALS (an open-end investment company with two portfolios); Trustee, Trust for Professional Managers (an open-end investment company with 28 portfolios).

NON-INTERESTED TRUSTEES

Thomas S. Case (71) 515 Piney Creek Road Reno, NV 89511	Trustee	Indefinite term and served since May 1995.	Retired.	Ten	None

J. Gary Gradinger (70) Golden Star Inc. 4770 North Belleview Avenue Kansas City, MO 64116	Trustee	Indefinite term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products). 1969-present.	Ten	Director, MGP Ingredients, Inc. (a food ingredients company)

Philip J. Kennedy (68) 116 Hermitage Hills Boulevard Hermitage, PA 16148	Trustee	Indefinite term and served since May 1995.	Business Consultant and C.PA. Finance and Accounting Professor, Penn State Shenango (2007-2011).	Ten	None

OFFICERS OF THE FUNDS

Kent W. Gasaway (53) 5420 West 61st Place Shawnee Mission, KS 66205	President and Treasurer	Indefinite term and served since inception. One year term and served since May 2003.	Senior Vice President/Portfolio Manager, Kornitzer Capital Management, Inc. (management company) 1991-present.	N/A	N/A

Rachel A. Spearo (33) 777 E. Wisconsin Ave. Milwaukee, WI 53202	Secretary	One year term and served since August 2006.	Vice President, U.S. Bancorp Fund Services, LLC since September 2004.	N/A	N/A

Barry Koster (52) 5420 West 61st Place Shawnee Mission, KS 66205	Chief Compliance Officer	Indefinite term and served since October 2004.	Chief Compliance Officer since October 2004 and Chief Financial Officer since May 2002, Kornitzer Capital Management, Inc. (management company).	N/A	N/A

[1]

Each of these Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Neuberger and Sarris are interested Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Funds’ Administrator and Registered Transfer Agent. Kornitzer Capital Management, Inc. is the Funds’ Advisor.

    Notice to Shareholders

March 31, 2013

(Continued)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds’ investment advisor, the authority to vote proxies. A description of the Buffalo Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Board of Trustees (the “Trustees”) of Buffalo Funds, a Delaware statutory trust, on behalf of its series, Buffalo Flexible Income Fund, Buffalo High Yield Fund, Buffalo Large Cap Fund, Buffalo Small Cap Fund, Buffalo Growth Fund, Buffalo Discovery Fund, Buffalo Mid Cap Fund, Buffalo Micro Cap Fund, Buffalo China Fund and Buffalo International Fund (all such funds referred to collectively as the “Funds”) met on November 16, 2012, to consider the renewal of the Amended and Restated Management Agreements (the “Agreements”) between the Funds and Kornitzer Capital Management, Inc., the Funds’ investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors enumerated below, including the Agreements, a memorandum prepared by the Trustees’ independent legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreements, detailed comparative information relating to the advisory fees, overall expenses and performance of the Funds, due diligence materials relating to the Adviser (including the Adviser’s Form ADV and financial information, information regarding key personnel, information relating to the Adviser’s and the Funds’ compliance programs, including risk management, and the Code of Ethics), information that the Adviser regularly provides to the Trustees in connection with reports on its activities and the activities of the Funds at the Trustees’ periodic Board meetings, and other pertinent information. In addition, the Independent Trustees, as defined below, met in executive session with their independent counsel immediately prior to the Board meeting held on November 16, 2012, to review and discuss the information provided to them and their duties and responsibilities in connection with the renewal of the Agreements. Based on their evaluation of information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the renewal of the Agreements for an additional term of one year ending November 30, 2013, noting that the Board was on the same date approving a plan of reorganization to merge the Buffalo China Fund into the Buffalo International Fund.

DISCUSSION OF FACTORS CONSIDERED

In considering the Agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Funds.

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio management teams and other key personnel of the Adviser involved in the day-to-day activities of the Funds. The Trustees considered the Adviser’s emphasis on long-term results and the quality of the Adviser’s reports throughout the course of the year as well as in connection with the contract renewal process. The Trustees noted the services that extended beyond portfolio management, including operations and compliance, and they considered the overall capability of the Adviser, including its continuing commitment to enhance the marketing and distribution of the Funds. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreements and that the nature, overall quality and extent of the management services provided to the Funds were appropriate.

2. Investment Performance of the Adviser and the Funds.

In assessing the portfolio management services provided by the Adviser, the Trustees considered information provided to them prior to their meeting on November 16, 2012, including, without limitation, materials prepared by U.S. Bancorp Fund Services, LLC (the “Administrator”) using information provided by Morningstar Direct (“Morningstar”) with respect to the fees, expenses and performance of each of the Funds compared with similar funds managed by other investment advisers, comparable information with respect to other investment vehicles managed by the Adviser as well as other information presented to them by the Adviser at the meeting and throughout the preceding year.

The Trustees considered the relevant Morningstar peer group and category comparisons in the materials provided and discussed each Fund. The performance periods compared were as of September 30, 2012. With respect to the Buffalo (i) China Fund, the Trustees noted the poor performance of the Fund and the relatively higher fees and expenses and discussed the Adviser’s recommendation that

    Notice to Shareholders

March 31, 2013

(Continued)

the China Fund be merged with and into the Buffalo International Fund which would provide China Fund shareholders with continued exposure to China at a lower cost; (ii) Discovery Fund, the Trustees noted that Fund’s performance had exceeded both the peer group median and average for the one, three, five and ten year time periods; (iii) Flexible Income Fund, the Trustees noted that while the Fund’s one year performance had slightly lagged the peer median and average, its three, five and ten year performance numbers exceeded both the median and average; (iv) Growth Fund, the Trustees noted that while the Fund’s one year and three performance lagged the median and the average, its five and ten year performance exceeded both measurements; (v) High Yield Fund, the Trustees noted that while the Fund had underperformed both the peer median and the average in all instances except one over the one, three, five and ten year time periods, the Fund was conservatively managed with a very low beta; (vi) International Fund, the Trustees noted that the Fund had met or exceeded both the peer median and average over the one, three and five year time periods; (vii) Large Cap Fund, the Trustees noted that while the Fund had underperformed the peer median and averages over all time periods noted, its fees and expenses were among the lowest in the category; (viii) Micro Cap Fund, the Trustees noted that the Fund had significantly outperformed its peer median and averages for the one and three year periods and also outperformed, although to a lesser extent its peer median and averages over the five year time period; (ix) Mid Cap Fund, the Trustees noted that while the Fund had underperformed both the peer median and the average in all instances except one over the one, three, five and ten year time periods, the Adviser continued to focus on the Fund’s portfolio management team and process and would do so going forward; and the (x) Small Cap Fund, the Trustees noted that the Fund had significantly outperformed the peer median and average for the one year period, had exceeded its peer median and average for the five and ten year periods, although to a lesser extent, and had only underperformed in the three year period. The Trustees expressed confidence in the Adviser’s portfolio management teams, including certain portfolio management changes made during the prior year.

3. Costs of Services and Profits Realized by the Adviser.

The Trustees considered the cost structure of the Funds relative to their peer groups based on the Morningstar analysis provided to the Trustees prior to their meeting. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements based on the analysis provided by the Adviser.

The Trustees specifically considered the fee structure for the Funds as well as the Funds’ net expenses. With respect to the Buffalo (i) China Fund, the Trustees considered the relatively higher fees and expenses and discussed the Adviser’s recommendation that the China Fund be merged with and into the Buffalo International Fund which has a lower advisory fee and net expenses than those of the China Fund; (ii) Discovery Fund, the Trustees noted that Fund’s advisory fee and net expenses were lower than both the peer group median and average; (iii) Flexible Income Fund, the Trustees noted that while the Fund’s advisory fee and net expenses were higher than both the peer median and average, its three, five and ten year performance numbers were very favorable; (iv) Growth Fund, the Trustees noted that the Fund’s advisory fee was lower than both the peer group median and the average, although the net expenses were higher than both; (v) High Yield Fund, the Trustees noted that while the Fund’s advisory fee and net expenses were higher than both the peer median and average, the fees were still well within the range of fees and expenses for the Morningstar category; (vi) International Fund, the Trustees noted that the advisory fee was among the lowest in its category, significantly below the median and the average, although the net expense was slightly above both the median and average; (vii) Large Cap Fund, the Trustees noted that both the advisory fee and the net expenses were lower than the peer median and average; (viii) Micro Cap Fund, the Trustees noted that while both the advisory fee and the net expenses were above both the peer median and the average, the Fund’s performance was strong over all time periods; (ix) Mid Cap Fund, the Trustees noted that the advisory fee was below both the peer median and the average while the net expenses were slightly above both; and the (x) Small Cap Fund, the Trustees noted that advisory fee was below the peer median and average and the net expenses were at the peer median and slightly above the peer average. In light of the comparative expense and advisory fee information and the investment management services provided by the Adviser, the Trustees concluded that the Funds’ expenses and the fees paid to the Adviser were competitive and, therefore, fair and reasonable. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been and would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Funds.

4. Extent of Economies of Scale as the Funds Grow.

The Trustees reviewed the structure of the Adviser’s advisory fees and discussed potential economies of scale based on the Funds’ current size and as they grow (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the Funds might realize would be achievable under the structure of the Adviser’s advisory fees and the Funds’ expenses, particularly in light of the Adviser’s proposal to consider fee breakpoints in the future as the Funds grow, and acknowledging that the largest of the Funds, the Small Cap Fund, is currently closed to new investors. The Trustees therefore concluded that the Adviser’s fee structure was acceptable based on the potential economies of scale that may be achieved by the Funds as they grow combined with the Adviser’s commitment to consider breakpoints in the future.

5. Benefits Derived from the Relationship with the Funds.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Trustees examined the brokerage arrangements of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition and/or increased ability to obtain research or brokerage services, appeared to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances and concluded that the Funds and their shareholders would continue to benefit from the Adviser’s continued management. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements with the Funds as being in the best interests of the Funds and their shareholders.

    Privacy Policy

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Advisor are collectively referred to as the “Companies,” “we,” “our” or “us.”

As a part of providing you services and products we collect non-public personally identifiable information (“Personal Information”) about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701 1-800-492-8332

www.buffalofunds.com

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•	Name

•	Address

•	Birthdate

•	Phone number

•	Social Security Number

•	E-mail address

•	Product-Related Personal Information

•	Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies’ staff and certain companies working on the Companies’ behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

BUFFALO FUNDS
1-800-49-BUFFALO
(1-800-492-8332)
www.buffalofunds.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Philip J. Kennedy. Mr. Kennedy is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(1) (a) – (d) Aggregate fees billed to the Registrant for each of the last two fiscal years for professional services rendered by the Registrant’s Independent Registered Public Accounting Firm were as follows:

	FYE 03/31/2013	FYE 03/31/2012
Audit Fees	$193,975	$181,530
Audit-Related Fees	$6,080	$5,900
Tax Fees	$31,625	$27,750
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the Independent Registered Public Accounting Firm in connection with statutory and regulatory filings, including registration statements. Audit-related fees refer to the reading and commenting on the Registrant’s semi-annual reports. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including specifically tax return review and excise tax distribution review services. There were no fees billed for services rendered to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The Registrant’s audit committee charter requires pre-approval in advance of (i) audit and non-audit services performed by the Registrant’s Independent Registered Public Accounting Firm for the Registrant; and (ii) audit and non-audit services relating directly to the operations and financial reporting of the Registrant performed by the Registrant’s principal accounting officer for the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(2) None of the services described in (b) – (d) above were approved by the audit committee specifically pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant. As disclosed above, the amount of fees billed for such services were $37,705 and $33,650 for the 2013 and 2012 fiscal years, respectively.

(h) The aggregate fees billed for non-audit services rendered to the Registrant’s investment advisor related to surprise security count procedures were $10,000 and $10,000 for the 2013 and 2012 fiscal years respectively. These fees were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a listed issuer.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is an open-end investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is an open-end investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Office and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, are is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 3, 2011.

(2) Certifications pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Buffalo Funds

By	/s/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	6/6/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Buffalo Funds

By	/s/ Kent W. Gasaway
Kent W. Gasaway
President and Treasurer

Date	6/6/2013